Registration No. 333-76154

& 811-7934

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 13	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 30	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-2347

NAME AND ADDRESS OF AGENT FOR SERVICE

Cynthia K. Mueller

4321 North Ballard Road

Appleton, WI 54919

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on April 30, 2014 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

THRIVENT VARIABLE ANNUITY ACCOUNT B

PROSPECTUS

FOR

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). We are a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account B (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Opportunity Income Plus Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2014. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing to us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 37 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference.

The date of this Prospectus is April 30, 2014.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.

Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Commencement Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The individual flexible premium variable annuity Contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a separate account of Thrivent Financial. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 3.0%) declared by Thrivent Financial at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent Financial.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account B, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	6.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee		$30.00[2]

Annual Subaccount Expenses (as a percentage of average daily Accumulated Value or Annuity Unit Value)
	Current[3]	Maximum

Mortality & Expense Risk Charge	1.10%	1.25%

Total Subaccount Annual Expenses	1.10%	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2011, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[4]
	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.40%	1.54%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

See Annuity Provisions in this prospectus for a discussion of these other charges.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$726	$918	$1,109	$1,955
Maximum Portfolio Expenses:	$834	$1,249	$1,675	$3,119
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$726	$918	$1,109	$1,955
Maximum Portfolio Expenses:	$834	$1,249	$1,675	$3,119
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$168	$520	$897	$1,955
Maximum Portfolio Expenses:	$282	$865	$1,474	$3,119

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.

3 The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions—Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.

4 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.23% to 1.40%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us, and will never be less than an effective rate of 3% per year.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.

Transfers. On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary before the end of the valuation day.

Annuity Provisions

You may select an annuity settlement option or options, and you may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Exchange Program

From time to time, we may offer programs for certain variable annuities issued by Thrivent Financial or our affiliates, to be exchanged for the contract described in this prospectus. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us and any such programs will comply with applicable law. We believe the exchanges should be tax free for federal income tax purposes; however, you should consult your tax advisor before making any such exchange.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1⁄2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix A.

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account, which was established in 1994. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. Note that the italicized Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Growth and Income Plus Subaccount	Thrivent Growth and Income Plus Portfolio
Thrivent Balanced Income Plus Subaccount	Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Opportunity Income Plus Subaccount	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Subaccount	Thrivent Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Growth and Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Income Plus Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Opportunity Income Plus Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long- term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

INVESTMENT OPTIONS

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

INVESTMENT OPTIONS

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management Inc.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
Turner Investments L.P.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio
Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC	Thrivent Partner Worldwide Allocation Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio

We, as investment advisor, pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

INVESTMENT OPTIONS

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

RISKS

This annuity has some risks which may include the following:

♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;

♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1⁄2;

♦	If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

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Allocation of Premium

We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to subaccounts. The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or over the telephone if we receive proper authorization from you. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Accumulated Value of Your Contract

On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

♦	You allocate premiums to that Subaccount;

♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;

♦	You make a surrender from that Subaccount; or

♦	We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

THE CONTRACT

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value

We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)	At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.

(2)	If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.

If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.

The amount of the death benefit will be the greatest of:

♦	The Accumulated Value on the date we calculate the death benefit

♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and

♦	The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of

THE CONTRACT

the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Surrender charges do not apply to death proceeds.

If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:

(1)	The principal and interest are completely distributed within five years after the date of death; or

(2)	If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Annuity Commencement Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender

On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value by completing an approved surrender form and sending it to our Service Center. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

THE CONTRACT

The proceeds will be the amount surrendered less any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.

A partial surrender must be at least $200 (except where partial surrender proceeds will be used to make payments on another Thrivent product) and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes. You may make partial surrenders by telephone if we receive proper authorization from you. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for a:

♦	Surrender of a value of $100,000 or more;

♦	Request to send proceeds to an address other than the one listed on the account;

♦	Request to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;

♦	Request to make redemption proceeds payable to someone other than the current owner;

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♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

Transfers

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.

You can request a transfer in two ways:

(1)	By giving us Written Notice; or

(2)	By telephone if we receive proper authorization from you.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.

♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦	In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary before the end of the valuation day.

Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts

(1)	By giving us Written Notice; or

(2)	By telephone if we receive proper authorization from you.

THE CONTRACT

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Written Notice or notice by telephone (if you have such authorization).

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the asset rebalancing program and whether to

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have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form. The program will not terminate automatically by transferring your allocations to another subaccount.

Telephone and Online Transactions

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.

Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern

Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.

THE CONTRACT

We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

Surrender Charges

Contract Year	Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%

After Contract Year 6 there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

♦	Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

(1)	A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the payment period and the accumulation period will equal or exceed the surrender charge period and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

(2)	Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.

CHARGES AND DEDUCTIONS

♦	Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.

♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

♦	Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge

Your Contract includes an annual administrative charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

♦	Expense Risk. This is the risk that the expenses with respect to the Contracts will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk

CHARGES AND DEDUCTIONS

assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Annuity Commencement Date

The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.

Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the settlement option.

Annuity Proceeds

The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a

ANNUITY PROVISIONS

single sum, your Contract will terminate on the Annuity Commencement Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Annuity Commencement Date.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

♦	Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

♦	Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option agreeable to us.

Partial Annuitization. Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to Us. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the settlement option and the portion that remains deferred.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected

ANNUITY PROVISIONS

Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)	Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)	Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.

(c)	Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year or another percentage agreed to by us.

GENERAL PROVISIONS

Entire Contract

Your entire insurance Contract is comprised of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

GENERAL PROVISIONS

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue

GENERAL PROVISIONS

mailing your report and other related documents. Please notify the Service Center if your address has changed.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition,

we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes

FEDERAL TAX STATUS

that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified

FEDERAL TAX STATUS

Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Beginning in 2013, income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

FEDERAL TAX STATUS

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the

FEDERAL TAX STATUS

annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing Contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity Contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity Contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be moved directly to a Roth IRA. This movement is called a “qualified rollover contribution.”

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender

FEDERAL TAX STATUS

rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled

VOTING RIGHTS

to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance

SALES AND OTHER AGREEMENTS

products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.25% to 3.50% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative also may receive asset-based compensation ranging from 0% to 0.30% of the account value, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account B are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT B

1933 Act Registration No. 33-76154

1940 Act Registration No. 811-7934

Please send me the Statement of Additional Information (SAI) for the:

Flexible Premium Deferred Variable Annuity

(Thrivent Variable Annuity Account B)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.59	$12.24	$12.89	$11.09	$8.58	$13.82	$12.78	$11.36	$10.00	—
value at end of period	$17.08	$13.59	$12.24	$12.89	$11.09	$8.58	$13.82	$12.78	$11.36	—
number outstanding at end of period (000 omitted)	4,901	5,261	5,593	5,892	6,241	5,933	5,640	4,801	1,249	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.74	$12.31	$12.81	$11.22	$8.74	$13.27	$12.45	$11.13	$10.00	—
value at end of period	$16.49	$13.74	$12.31	$12.81	$11.22	$8.74	$13.27	$12.45	$11.13	—
number outstanding at end of period (000 omitted)	17,661	17,903	19,051	19,800	20,690	20,734	20,168	14,525	3,666	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.87	$12.55	$12.82	$11.40	$9.09	$12.71	$12.04	$10.92	$10.00	—
value at end of period	$15.79	$13.87	$12.55	$12.82	$11.40	$9.09	$12.71	$12.04	$10.92	—
number outstanding at end of period (000 omitted)	24,966	25,219	26,293	26,925	27,344	27,444	27,146	18,718	5,223	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.58	$12.53	$12.65	$11.48	$9.47	$12.06	$11.55	$10.66	$10.00	—
value at end of period	$14.65	$13.58	$12.53	$12.65	$11.48	$9.47	$12.06	$11.55	$10.66	—
number outstanding at end of period (000 omitted)	11,033	11,913	11,932	11,646	11,399	11,526	10,589	6,625	2,085	—

Thrivent Partner Technology Subaccount (April 30, 2002)[1]
Accumulation unit:
value at beginning of period	$13.09	$10.93	$12.68	$10.26	$6.62	$12.96	$11.80	$11.55	$11.26	$10.86
value at end of period	$16.70	$13.09	$10.93	$12.68	$10.26	$6.62	$12.96	$11.80	$11.55	$11.26
number outstanding at end of period (000 omitted)	179	182	192	205	221	225	298	342	440	449

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$13.59	$11.38	$11.96	$10.88	$8.89	$10.00	—	—	—	—
value at end of period	$17.62	$13.59	$11.38	$11.96	$10.88	$8.89	—	—	—	—
number outstanding at end of period (000 omitted)	262	190	187	197	177	122	—	—	—	—

Thrivent Natural Resources Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$7.68	$8.02	$9.30	$8.09	$5.69	$10.00	—	—	—	—
value at end of period	$8.32	$7.68	$8.02	$9.30	$8.09	$5.69	—	—	—	—
number outstanding at end of period (000 omitted)	397	435	451	391	386	200	—	—	—	—

Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[3]
Accumulation unit:
value at beginning of period	$13.39	$10.75	$12.19	$9.68	$5.60	$10.00	—	—	—	—
value at end of period	$12.27	$13.39	$10.75	$12.19	$9.68	$5.60	—	—	—	—
number outstanding at end of period (000 omitted)	344	310	317	327	224	75	—	—	—	—

[1]	Formerly known as Thrivent Technology Subaccount
[2]	Formerly known as Thrivent Partner Natural Resources Subaccount.
[3]	Formerly known as Thrivent Partner Emerging Markets Subaccount.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$26.41	$22.72	$21.11	$16.73	$13.10	$21.11	$25.66	$19.33	$17.26	$12.91
value at end of period	$26.69	$26.41	$22.72	$21.11	$16.73	$13.10	$21.11	$25.66	$19.33	$17.26
number outstanding at end of period (000 omitted)	472	519	571	678	797	979	1,334	1,920	2,331	2,006

Thrivent Partner Small Cap Growth Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$14.67	$13.28	$13.97	$10.96	$8.22	$14.64	$13.64	$12.25	$11.92	$10.82
value at end of period	$20.55	$14.67	$13.28	$13.97	$10.96	$8.22	$14.64	$13.64	$12.25	$11.92
number outstanding at end of period (000 omitted)	343	372	417	476	532	601	718	892	1,108	1,138

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$25.80	$22.81	$23.53	$19.27	$14.96	$20.73	$21.18	$17.62	$16.99	$14.05
value at end of period	$34.89	$25.80	$22.81	$23.53	$19.27	$14.96	$20.73	$21.18	$17.62	$16.99
number outstanding at end of period (000 omitted)	271	280	327	391	423	482	606	754	878	759

Thrivent Small Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$14.87	$13.74	$14.68	$11.86	$9.96	$16.12	$15.36	$13.77	$12.79	$10.69
value at end of period	$19.99	$14.87	$13.74	$14.68	$11.86	$9.96	$16.12	$15.36	$13.77	$12.79
number outstanding at end of period (000 omitted)	433	492	584	732	892	992	1,291	1,568	1,562	1,077

Thrivent Small Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$18.06	$15.75	$15.83	$12.72	$10.26	$15.05	$15.30	$13.48	$12.70	$10.52
value at end of period	$25.15	$18.06	$15.75	$15.83	$12.72	$10.26	$15.05	$15.30	$13.48	$12.70
number outstanding at end of period (000 omitted)	448	445	512	608	694	840	1,134	1,395	1,827	1,829

Thrivent Mid Cap Growth Subaccount (January 30, 1998)
Accumulation unit:
value at beginning of period	$25.47	$22.95	$24.53	$19.21	$12.87	$22.10	$18.63	$17.34	$15.76	$14.31
value at end of period	$32.86	$25.47	$22.95	$24.53	$19.21	$12.87	$22.10	$18.63	$17.34	$15.76
number outstanding at end of period (000 omitted)	5,091	5,706	6,318	7,175	8,150	9,415	11,504	14,793	19,921	24,876

Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.04	$12.86	$13.88	$11.25	$8.60	$13.38	$13.12	$11.46	$10.00	—
value at end of period	$19.74	$15.04	$12.86	$13.88	$11.25	$8.60	$13.38	$13.12	$11.46	—
number outstanding at end of period (000 omitted)	158	156	183	220	238	237	267	206	131	—

Thrivent Mid Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$17.35	$15.35	$16.56	$13.33	$9.69	$16.54	$15.82	$14.11	$12.25	$10.57
value at end of period	$23.26	$17.35	$15.35	$16.56	$13.33	$9.69	$16.54	$15.82	$14.11	$12.25
number outstanding at end of period (000 omitted)	541	601	717	841	1,012	1,114	1,465	1,672	1,462	603

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Mid Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$18.69	$16.10	$16.65	$13.37	$9.89	$15.69	$14.74	$13.57	$12.22	$10.67
value at end of period	$24.57	$18.69	$16.10	$16.65	$13.37	$9.89	$15.69	$14.74	$13.57	$12.22
number outstanding at end of period (000 omitted)	456	444	498	608	695	831	1,096	1,331	1,792	1,702

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.01	$7.68	$8.83	$7.87	$6.05	$10.00	—	—	—	—
value at end of period	$10.37	$9.01	$7.68	$8.83	$7.87	$6.05	—	—	—	—
number outstanding at end of period (000 omitted)	7,880	8,635	791	826	712	383	—	—	—	—

Thrivent Partner All Cap Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$12.11	$10.67	$11.33	$9.85	$7.75	$13.73	$11.53	$10.10	$8.63	$7.67
value at end of period	$15.91	$12.11	$10.67	$11.33	$9.85	$7.75	$13.73	$11.53	$10.10	$8.63
number outstanding at end of period (000 omitted)	776	855	1,000	1,152	1,382	1,585	2,073	2,267	2,558	2,581

Thrivent Large Cap Growth Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$61.42	$52.11	$55.62	$50.79	$36.32	$63.31	$54.83	$51.94	$49.07	$46.08
value at end of period	$82.71	$61.42	$52.11	$55.62	$50.79	$36.32	$63.31	$54.83	$51.94	$49.07
number outstanding at end of period (000 omitted)	3,959	4,416	4,968	5,705	6,606	7,685	9,471	12,248	16,269	19,881

Thrivent Partner Growth Stock Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$14.78	$12.60	$12.93	$11.21	$7.91	$13.83	$12.80	$11.43	$10.87	$10.00
value at end of period	$20.30	$14.78	$12.60	$12.93	$11.21	$7.91	$13.83	$12.80	$11.43	$10.87
number outstanding at end of period (000 omitted)	600	666	752	897	1,071	1,326	1,861	2,180	2,886	3,079

Thrivent Large Cap Value Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$13.64	$11.73	$12.24	$10.99	$9.17	$14.12	$13.64	$11.61	$10.97	$9.72
value at end of period	$17.78	$13.64	$11.73	$12.24	$10.99	$9.17	$14.12	$13.64	$11.61	$10.97
number outstanding at end of period (000 omitted)	2,321	2,566	2,995	3,563	4,126	4,956	6,476	7,939	9,641	9,212

Thrivent Large Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$11.73	$10.32	$10.94	$9.98	$7.91	$12.83	$12.06	$10.89	$10.46	$9.74
value at end of period	$15.04	$11.73	$10.32	$10.94	$9.98	$7.91	$12.83	$12.06	$10.89	$10.46
number outstanding at end of period (000 omitted)	1,299	1,256	1,477	1,722	2,093	2,610	3,477	4,342	5,528	4,409

Thrivent Large Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$14.16	$12.39	$12.32	$10.86	$8.70	$13.99	$13.45	$11.79	$11.38	$10.41
value at end of period	$18.46	$14.16	$12.39	$12.32	$10.86	$8.70	$13.99	$13.45	$11.79	$11.38
number outstanding at end of period (000 omitted)	986	1,000	1,081	1,248	1,514	1,909	2,574	3,082	4,005	3,792

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Growth and Income Plus Subaccount (April 30, 2008)[1]
Accumulation unit:
value at beginning of period	$10.01	$8.95	$9.27	$8.07	$6.99	$10.00	—	—	—	—
value at end of period	$12.01	$10.01	$8.95	$9.27	$8.07	$6.99	—	—	—	—
number outstanding at end of period (000 omitted)	562	411	398	223	81	56	—	—	—	—

Thrivent Balanced Income Plus Subaccount (April 30, 2002)[2]
Accumulation unit:
value at beginning of period	$15.32	$13.78	$13.37	$11.93	$9.91	$13.55	$12.99	$11.79	$11.47	$10.73
value at end of period	$17.87	$15.32	$13.78	$13.37	$11.93	$9.91	$13.55	$12.99	$11.79	$11.47
number outstanding at end of period (000 omitted)	629	614	702	787	899	1,116	1,534	1,893	2,594	2,551

Thrivent High Yield Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$46.61	$40.52	$39.13	$34.53	$24.33	$31.16	$30.66	$28.11	$27.32	$25.08
value at end of period	$49.28	$46.61	$40.52	$39.13	$34.53	$24.33	$31.16	$30.66	$28.11	$27.32
number outstanding at end of period (000 omitted)	2,663	2,984	3,280	3,769	4,357	5,058	6,421	8,370	11,171	13,872

Thrivent Diversified Income Plus Subaccount (April 30, 2002)[3]
Accumulation unit:
value at beginning of period	$19.45	$17.18	$16.98	$14.81	$11.26	$14.83	$15.14	$13.40	$13.08	$12.25
value at end of period	$21.39	$19.45	$17.18	$16.98	$14.81	$11.26	$14.83	$15.14	$13.40	$13.08
number outstanding at end of period (000 omitted)	1,391	1,111	774	758	740	964	1,330	989	674	832

Thrivent Income Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$42.87	$39.05	$37.27	$33.78	$28.15	$31.93	$31.10	$29.83	$29.48	$28.46
value at end of period	$42.37	$42.87	$39.05	$37.27	$33.78	$28.15	$31.93	$31.10	$29.83	$29.48
number outstanding at end of period (000 omitted)	2,532	3,006	3,256	3,784	4,359	5,215	6,664	8,412	11,227	13,903

Thrivent Bond Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.49	$14.92	$13.94	$12.90	$12.02	$12.26	$11.73	$11.40	$11.28	$10.98
value at end of period	$14.94	$15.49	$14.92	$13.94	$12.90	$12.02	$12.26	$11.73	$11.40	$11.28
number outstanding at end of period (000 omitted)	679	819	847	865	932	1,200	1,421	1,667	2,148	2,356

Thrivent Limited Maturity Bond Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$12.98	$12.58	$12.61	$12.11	$10.74	$11.60	$11.28	$10.91	$10.82	$10.74
value at end of period	$12.90	$12.98	$12.58	$12.61	$12.11	$10.74	$11.60	$11.28	$10.91	$10.82
number outstanding at end of period (000 omitted)	1,816	2,234	2,416	2,840	3,030	3,236	4,261	5,240	6,762	7,619

[1]	Formerly known as Thrivent Equity Income Plus Subaccount.
[2]	Formerly known as Thrivent Balanced Subaccount.
[3]	Formerly known as Thrivent High Yield Subaccount II.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Opportunity Income Plus Subaccount (April 30, 2003)[1]
Accumulation unit:
value at beginning of period	$14.26	$13.60	$13.16	$11.87	$10.62	$11.30	$10.86	$10.49	$10.40	$10.11
value at end of period	$13.91	$14.26	$13.60	$13.16	$11.87	$10.62	$11.30	$10.86	$10.49	$10.40
number outstanding at end of period (000 omitted)	192	226	225	240	262	345	484	645	891	800

Thrivent Money Market Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$1.94	$1.96	$1.98	$2.00	$2.02	$1.98	$1.91	$1.84	$1.81	$1.81
value at end of period	$1.92	$1.94	$1.96	$1.98	$2.00	$2.02	$1.98	$1.91	$1.84	$1.81
number outstanding at end of period (000 omitted)	9,206	10,840	13,986	17,148	24,887	42,869	41,625	36,659	32,089	39,871

[1]	Formerly known as Thrivent Mortgage Securities Subaccount.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statement of Additional Information

Dated April 30, 2014

For

Flexible Premium Deferred

Variable Annuity Contract

Issued by

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated April 30, 2014 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information on. There is no custodian.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a Principal Underwriting Agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2013	2012	2011
$1,848,102	$1,756,194	$2,154,326

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined, composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices

2

and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2013 and 2012, and the related statutory-basis statements of operations, surplus and cash flows for each of the three years in the period ended December 31, 2013, and for 2013 and 2012 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account B at December 31, 2013 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (“Thrivent Financial”), which comprise the statutory-basis statements of assets, liabilities, and surplus as of December 31, 2013 and 2012, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of the State of Wisconsin the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 12.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Thrivent Financial at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Report of Independent Auditors, continued

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Financial at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance.

Minneapolis, Minnesota

February 18, 2014

Thrivent Financial for Lutherans

Statutory-Basis Statements of Assets, Liabilities and Surplus

As of December 31, 2013 and 2012

(in millions)

	2013	2012
Admitted Assets
Bonds	$37,437	$35,965
Stocks	1,163	1,205
Mortgage loans	7,298	7,336
Real estate	72	94
Cash, cash equivalents and short-term investments	1,430	3,336
Contract loans	1,220	1,244
Receivables for securities	11	18
Limited partnerships	2,362	2,282
Other invested assets	184	222

Total cash and invested assets	51,177	51,702

Accrued investment income	431	412
Due premiums and considerations	111	110
Other assets	29	40
Assets held in separate accounts	20,414	16,161

Total Admitted Assets	$72,162	$68,425

Liabilities
Aggregate reserves for life, annuity and health contracts	$39,894	$38,774
Deposit liabilities	2,887	2,888
Contract claims	244	230
Dividends due in following calendar year	232	251
Interest maintenance reserve	356	458
Asset valuation reserve	940	1,571
Transfers due from separate account	(492)	(369)
Payable for securities	987	3,079
Securities lending obligation	347	422
Other liabilities	634	688
Liabilities related to separate accounts	20,335	16,047

Total Liabilities	66,364	64,039
Surplus
Unassigned funds	5,797	4,385
Other surplus	1	1

Total Surplus	5,798	4,386

Total Liabilities and Surplus	$72,162	$68,425

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Operations

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Revenues
Premiums	$5,192	$4,951	$4,751
Considerations for supplementary contracts with life contingencies	140	242	260
Net investment income	2,575	2,566	2,533
Separate account fees	421	350	305
Amortization of interest maintenance reserve	151	130	100
Other revenues	45	66	38

Total Revenues	8,524	8,305	7,987

Benefits and Expenses
Death benefits	874	831	797
Surrender benefits	1,619	1,627	1,625
Change in reserves	1,121	1,309	1,477
Other benefits	1,245	1,397	1,376

Total benefits	4,859	5,164	5,275
Commissions	283	259	214
General insurance expenses	529	528	501
Fraternal benefits and expenses	155	153	162
Transfers to separate accounts, net	1,688	1,350	1,063

Total expenses	2,655	2,290	1,940

Total Benefits and Expenses	7,514	7,454	7,215

Gain from Operations Before Dividends and Capital Losses	1,010	851	772

Dividends	232	253	292

Gain from Operations Before Capital Losses	778	598	480

Realized capital losses, net	(78)	(93)	(56)

Net Income	$700	$505	$424

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Surplus

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Surplus, Beginning of Year	$4,386	$4,004	$4,096
Net income	700	505	424
Change in unrealized investment gains and losses	69	14	9
Change in non-admitted assets	129	(16)	5
Change in reserve due to change in valuation basis	—	221	—
Change in asset valuation reserve	631	(326)	(429)
Change in surplus of separate account	(36)	(20)	9
Pension liability adjustment	(81)	4	(110)

Surplus, End of Year	$5,798	$4,386	$4,004

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Cash Flow

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Cash from Operations
Premiums	$5,333	$5,196	$5,015
Net investment income	2,357	2,384	2,473
Other revenues	457	372	328

	8,147	7,952	7,816
Benefit- and loss-related payments	(3,617)	(3,721)	(3,799)
Transfers to separate account, net	(1,802)	(1,358)	(1,062)
Commissions and expenses	(1,248)	(891)	(875)
Dividends	(251)	(293)	(307)

Net Cash from Operations	1,229	1,689	1,773

Cash from Investments
Proceeds from Investments Sold, Matured or Repaid:
Bonds	6,923	7,682	8,111
Stocks	936	1,401	1,490
Mortgage loans	923	863	723
Other	666	363	441

Total proceeds from investments sold, matured or repaid	9,448	10,309	10,765

Cost of Investments Acquired:
Bonds	(10,601)	(7,799)	(9,767)
Stocks	(752)	(1,303)	(1,449)
Mortgage loans	(892)	(728)	(825)
Other	(543)	(599)	(466)

Total cost of investments acquired	(12,788)	(10,429)	(12,507)

Transactions under mortgage dollar roll program, net	2,165	(1,624)	(89)
Change in net amounts due to/from broker	(2,085)	1,480	216
Change in collateral held for securities lending	(75)	(27)	107
Change in contract loans	23	18	1

Net Cash from Investments	(3,312)	(273)	(1,507)

Cash from Financing and Miscellaneous Sources
Net (payments) deposits on deposit-type contracts	(104)	19	105
Other	281	(90)	(1)

Net Cash from Financing and Miscellaneous Sources	177	(71)	104

Net Change in Cash, Cash Equivalents and Short-Term Investments	(1,906)	1,345	370
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	3,336	1,991	1,621

Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,430	$3,336	$1,991

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements

For the Years Ended December 31, 2013, 2012 and 2011

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:

Investments

Bonds:  Bonds, excluding loan-backed and structured securities, are generally carried at amortized cost. Discounts or premiums on bonds are amortized over the term of the securities using the effective interest method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the retrospective adjustment method, adjusted to reflect anticipated pre-payment patterns. Pre-payment assumptions are consistent with current interest rates.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $847 million and $3,011 million in the mortgage dollar roll program as of December 31, 2013 and 2012, respectively.

Stocks:  Preferred stocks are generally carried at cost. Common stocks for unaffiliated entities are carried at estimated fair value as determined by the Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners (“NAIC”). The common stock of Thrivent Financial’s wholly owned subsidiary is valued using the statutory equity method.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans, continued

income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Real estate:  Investments in real estate and home office real estate are valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties.

Cash, cash equivalents and short-term investments:  Cash and cash equivalents, which consist of demand deposits and highly liquid investments purchased with an original maturity of three months or less, are carried at amortized cost. Short-term investments have contractual maturities of 12 months or less at the time of acquisition. Included in short-term investments are investments in money market mutual funds, which are carried at fair value, and investments in commercial paper and agency notes, which are carried at amortized cost.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited equity of the investee.

Other invested assets:  Other invested assets primarily consist of derivative instruments and real estate joint ventures. Derivatives are carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Also included in other invested assets are investments in surplus notes, which are carried at amortized cost.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.

Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements on a gross basis in the statutory-basis financial statements.

Unrealized investment gains and losses:  Unrealized investment gains and losses on unaffiliated stocks are accounted for as a direct increase or decrease of surplus. Changes in undistributed surplus of affiliated common stocks are also recorded as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using an average cost method. Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.

The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.

Interest maintenance reserve (“IMR”):  Thrivent Financial is required to maintain an interest maintenance reserve. The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts

Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.0%. Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits. Accident and health (“A&H”) contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Changes in estimates for reserves are recognized in the Statutory-Basis Statements of Operations in the period of change, except for those changes in valuation bases as specified in SAP, which are recognized as direct adjustments of surplus. During the third quarter of 2012, Thrivent Financial adjusted the valuation interest rate assumption used in calculating the reserves for payout annuities to more closely align with the NAIC-prescribed rates. The valuation adjustment was recorded directly to surplus and resulted in a decrease to aggregate reserves in the amount of $108.5 million and a decrease to liabilities for deposit-type contracts in the amount of $112.1 million.

Deposit Liabilities

Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Contract Claims Liabilities

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Asset Valuation Reserve (“AVR”)

Thrivent Financial is required to maintain an asset valuation reserve, which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.

Premiums

Traditional life insurance premiums are recognized as revenue when due. Universal life and annuity premiums are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored charitable activities.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive, health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial Bank, a wholly owned subsidiary of Thrivent Financial Holdings, Inc., then sold substantially all of the net assets of its retail banking operations to the credit union. The contribution of capital was recorded as an operating expense in the Statutory-Basis Statement of Operations for the year ended December 31, 2012.

New Accounting Guidance

During 2013, Thrivent Financial adopted Statement of Statutory Accounting Principles No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102) and No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The principles changed the method of determining the plan’s funded status and the amount of obligation required to be recognized in the financial statements. As of January 1, 2013, the additional liability needing to be recognized totaled $125 million for Thrivent Financial’s pension and other retirement plans.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 18, 2014, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments

Bonds

The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).

	Admitted Value	Gross Unrealized		Fair Value
		Gains Losses
December 31, 2013
U.S. government and agency securities	$2,524	$53	$59	$2,518
U.S. state and political subdivision securities	146	19	—	165
Securities issued by foreign governments	105	11	—	116
Corporate debt securities	25,935	2,032	419	27,548
Residential mortgage-backed securities	6,663	89	118	6,634
Commercial mortgage-backed securities	1,729	82	19	1,792
Collateralized debt obligations	3	2	—	5
Other debt obligations	332	7	5	334

Total bonds	$37,437	$2,295	$620	$39,112

December 31, 2012
U.S. government and agency securities	$2,208	$130	$2	$2,336
U.S. state and political subdivision securities	406	34	—	440
Securities issued by foreign governments	110	19	—	129
Corporate debt securities	24,469	3,456	39	27,886
Residential mortgage-backed securities	6,720	126	36	6,810
Commercial mortgage-backed securities	1,728	143	12	1,859
Collateralized debt obligations	3	2	—	5
Other debt obligations	321	7	2	326

Total bonds	$35,965	$3,917	$91	$39,791

The admitted value of corporate debt securities issued in foreign currencies was $123 million and $125 million as of December 31, 2013 and 2012, respectively.

The admitted value and fair value of bonds by contractual maturity as of December 31, 2013, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted Value	Fair Value
Due in one year or less	$1,062	$1,104
Due after one year through five years	6,902	7,518
Due after five years through ten years	12,110	12,533
Due after ten years	17,363	17,957

Total bonds	$37,437	$39,112

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Bonds, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
U.S. government and agency securities	26	$1,191	$52	1	$42	$7
Corporate debt securities	790	5,789	334	86	627	85
Residential mortgage-backed securities	90	4,111	95	32	312	23
Commercial mortgage-backed securities	38	380	15	8	68	4
Collateralized debt obligations	1	—	—	3	—	—
Other debt obligations	27	104	1	2	24	4

Total bonds	972	$11,575	$497	132	$1,073	$123

December 31, 2012
U.S. government and agency securities	3	$275	$2	—	$—	$—
Corporate debt securities	150	1,135	29	33	155	10
Residential mortgage-backed securities	20	1,639	3	48	322	33
Commercial mortgage-backed securities	3	26	—	8	87	12
Collateralized debt obligations	1	—	—	2	—	—
Other debt obligations	7	42	1	1	2	1

Total bonds	184	$3,117	$35	92	$566	$56

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Stocks

The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):

	2013	2012
Unaffiliated preferred stocks:
Cost/statement value	$103	$91
Gross unrealized gains	8	12
Gross unrealized losses	(2)	(1)

Fair value	$109	$102

Unaffiliated common stocks:
Cost	$539	$635
Gross unrealized gains	162	88
Gross unrealized losses	(7)	(17)

Fair value/statement value	$694	$706

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Stocks, continued

	2013	2012
Affiliated common stocks:
Cost	$282	$282
Gross unrealized gains	84	126
Gross unrealized losses	—	—

Fair value/statement value	$366	$408

Total statement value	$1,163	$1,205

Included in the investment in affiliated stocks balances discussed above is approximately $123 million and $111 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2013 and 2012, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
Stocks	135	$107	$8	3	$1	$1

December 31, 2012
Stocks	230	$229	$14	31	$21	$4

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2013 and 2012, was $7,298 million and $7,336 million, respectively. There was no allowance for credit losses as of December 31, 2013, 2012 or 2011.

Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

The carrying values of mortgage loans by credit quality as of December 31 were as follows (in millions):

	2013	2012
In good standing	$7,142	$7,171
In good standing, with restructured terms	127	139
Delinquent	15	17
In process of foreclosure	14	9

Total mortgage loans	$7,298	$7,336

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

	2013	2012
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.4%	1.6%
Total principal (in millions)	$201	$337
Number of loans	217	343

Interest rates for loans issued during the year:
Maximum	6.0%	7.5%
Minimum	2.5%	3.3%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	77%	75%

The age analysis of mortgage loans as of December 31 was as follows (in millions):

	2013	2012
Current	$7,253	$7,288
30 – 59 days past due	15	23
60 – 89 days past due	7	1
90 – 179 days past due	9	—
180+ days past due	14	24

Total mortgage loans	$7,298	$7,336

90 – 179 Days Past Due and Accruing Interest:
Investment	$9	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	14	24
Interest accrued	2	1

The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:

	2013	2012
Geographic Region
Pacific	25%	26%
South Atlantic	17	18
East North Central	14	14
West North Central	14	13
Mountain	12	11
Mid-Atlantic	7	8
West South Central	7	7
Other	4	3

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:

	2013	2012
Property Type
Industrial	31%	31%
Retail	23	22
Office	18	19
Church	13	14
Apartments	6	5
Other	9	9

Total	100%	100%

Impaired loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. As of December 31, 2013 and 2012, Thrivent Financial held impaired loans with a carrying value of $29 million and $30 million, respectively, and an unpaid principal balance of $38 million and $37 million, respectively, for which there was no related allowance for credit losses recorded.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.

After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $5 million, $10 million and $12 million for the years ended December 31, 2013, 2012 and 2011, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2013 and 2012, was $4 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0.3 million, $0.3 million and $2 million during the years ended December 31, 2013, 2012 and 2011, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2013, Thrivent Financial modified 7 loans totaling $21 million under these circumstances. As of December 31, 2013, Thrivent Financial held 7 mortgage loans totaling $29 million where loan modifications had occurred. During 2013, there were no modified mortgage loans with a payment default. During 2012, Thrivent Financial modified 12 loans totaling $65 million under these circumstances. As of December 31, 2012, Thrivent Financial held 7 mortgage loans totaling $30 million where loan modifications had occurred. During 2012, there were no modified mortgage loans with a payment default.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Real Estate

The components of real estate investments as of December 31 were as follows (in millions):

	2013	2012
Home office properties	$163	$161
Held-for-sale	18	36

	181	197
Accumulated depreciation	(109)	(103)

Total real estate	$72	$94

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

The following table summarizes the carrying values of derivative financial instruments, which equal fair values, included in other assets on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Gain/(Loss)
December 31, 2013
Liabilities:
Call options	$(1)	$(1)	$2
Futures	—	—	(173)
Foreign currency swaps	(8)	117	—

Total liabilities	$(9)	$116	$(171)

December 31, 2012
Assets:
Futures	$—	$(1)	$—
Foreign currency swaps	2	74	—

Total assets	$2	$73	$—

Liabilities:
Futures	$—	$—	$(121)
Foreign currency swaps	(6)	44	—

Total liabilities	$(6)	$44	$(121)

All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements.

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Cash paid for the futures contracts is recorded in other investments. The futures contracts are valued at market value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2013, 2012 and 2011, $6 million, $0 million and $5 million was received in call premium, respectively.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2013	2012
Loaned securities:
Carrying value	$328	$385
Fair value	339	413

Cash collateral reinvested:
Carrying value	$341	$437
Fair value	341	437

Aging of cash collateral liability:
Open collateral positions	$347	$422

Restricted Assets

Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted. Thrivent Financial had restricted assets of $384 million and $459 million as of December 31, 2013 and 2012, respectively. Total restricted assets, which include state deposits, futures transactions and collateral held under securities lending agreements, are less than 1% of total admitted assets.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2013	2012	2011
Bonds	$1,679	$1,694	$1,685
Affiliated stocks	98	41	27
Unaffiliated stocks	19	20	20
Mortgage loans	427	462	469
Real estate	24	25	25
Contract loans	88	90	90
Cash, cash equivalents and short-term investments	(1)	4	6
Limited partnerships	268	257	246
Other invested assets	18	13	9

	2,620	2,606	2,577
Investment expenses	(38)	(33)	(36)
Depreciation on real estate	(7)	(7)	(8)

Net investment income	$2,575	$2,566	$2,533

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Net gains (losses) on sales:
Bonds:
Gross gains	$250	$311	$278
Gross losses	(217)	(71)	(64)
Stocks:
Gross gains	118	134	98
Gross losses	(16)	(38)	(52)
Futures	(173)	(121)	(52)
Other	17	—	2

Net (losses) gains on sales	(21)	215	210
Provisions for losses:
Bonds	(3)	(29)	(30)
Stocks	—	—	—
Other	(5)	(38)	(27)

Total provisions for losses	(8)	(67)	(57)

Realized capital (losses) gains	(29)	148	153
Transfers to interest maintenance reserve	(49)	(241)	(209)

Realized capital losses, net	$(78)	$(93)	$(56)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $6.3 billion, $6.9 billion and $7.5 billion for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments on loan-backed and structured securities of $3 million, $26 million and $30 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments during the years ended December 31, 2013 and 2012, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
03703FAJ9	$—	$—	$—	$—	1Q 2013
78476YAA4	6	1	5	5	2Q 2013
78477AAA5	3	—	3	3	2Q 2013
03703FAJ9	—	—	—	—	2Q 2013
12668BQA4	13	1	12	12	4Q 2013
75116FBH1	9	—	9	9	4Q 2013
863576AC8	9	—	9	9	4Q 2013
93934FBQ4	9	1	8	8	4Q 2013
45660LXA2	5	—	5	5	4Q 2013
43739ECN5	4	—	4	4	4Q 2013

Total	$58	$3	$55	$55

12667GGD9	$38	$2	$36	$31	2Q 2012
576434V92	16	1	15	13	2Q 2012
12667F4N2	13	1	12	12	2Q 2012
46632HAM3	10	—	10	10	2Q 2012
45660LXA2	7	1	6	5	2Q 2012
46632HAQ4	2	1	1	1	2Q 2012
53957DAA1	9	5	4	4	3Q 2012
058933AQ5	43	4	39	41	4Q 2012
94983BAT6	22	1	21	23	4Q 2012
949772AA5	17	1	16	18	4Q 2012
94981FAJ1	15	—	15	15	4Q 2012
576434V92	14	—	14	15	4Q 2012
16165TAE3	13	—	13	12	4Q 2012
17307GVN5	11	—	11	11	4Q 2012
46630DAN2	11	3	8	9	4Q 2012
949837AA6	10	—	10	10	4Q 2012
93934FFZ0	9	—	9	8	4Q 2012
45660LST7	8	—	8	8	4Q 2012
12669RAC1	8	3	5	6	4Q 2012
32051GPY5	7	—	7	7	4Q 2012
466247MQ3	6	—	6	6	4Q 2012
17311LAA9	5	—	5	5	4Q 2012

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
52522QAN2	$5	$2	$3	$4	4Q 2012
05949CFW1	4	—	4	4	4Q 2012
68383NDM2	4	—	4	4	4Q 2012
75970QAJ9	4	1	3	3	4Q 2012
93363NAA3	2	—	2	2	4Q 2012
21075WDQ5	2	—	2	2	4Q 2012
17307G4H8	1	—	1	1	4Q 2012

Total	$316	$26	$290	$290

Thrivent Financial recognized other-than-temporary impairments during the year ended December 31, 2011, on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
05948KU64	$25	$1	$24	$22	1Q 2011
12667F5F8	12	1	11	10	1Q 2011
45660LST7	10	1	9	8	1Q 2011
52522QAN2	9	2	7	5	1Q 2011
02660YAX0	8	1	7	6	1Q 2011
17307GVN5	15	1	14	13	3Q 2011
126670GT9	5	1	4	3	3Q 2011
52518RBW5	3	1	2	1	3Q 2011
17307G4H8	2	—	2	1	3Q 2011
87331BAG7	1	1	—	—	3Q 2011
89412KAN0	1	1	—	—	3Q 2011
12668BEJ8	42	1	41	34	4Q 2011
12667GHH9	31	1	30	27	4Q 2011
12667GQJ5	29	2	27	25	4Q 2011
94983BAT6	27	—	27	27	4Q 2011
93934FAD4	25	1	24	22	4Q 2011
05948KU64	23	1	22	20	4Q 2011
949772AA5	21	1	20	19	4Q 2011
07389QAA6	20	2	18	13	4Q 2011
94981FAJ1	18	—	18	18	4Q 2011
05948KH36	17	1	16	15	4Q 2011
32051GPM1	15	—	15	11	4Q 2011
16165TAE3	14	—	14	12	4Q 2011
949837AA6	13	—	13	12	4Q 2011
126694MH8	12	1	11	9	4Q 2011
59023CAD4	12	—	12	8	4Q 2011
863576AC8	12	—	12	11	4Q 2011

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
12667F5F8	$10	$—	$10	$9	4Q 2011
93934FFZ0	10	1	9	8	4Q 2011
45660LST7	9	—	9	8	4Q 2011
126670CL0	9	1	8	7	4Q 2011
126694WE4	8	1	7	4	4Q 2011
46629QAG1	8	—	8	6	4Q 2011
760985XL0	8	—	8	7	4Q 2011
02660YAX0	7	1	6	4	4Q 2011
52522QAN2	6	1	5	5	4Q 2011
759676AF6	6	1	5	3	4Q 2011
466247MQ3	6	—	6	6	4Q 2011
05948KV63	5	1	4	4	4Q 2011
75971EAE6	5	1	4	3	4Q 2011
32051GLU7	4	—	4	3	4Q 2011
93363NAA3	3	—	3	2	4Q 2011
52518RBW5	1	—	1	1	4Q 2011

Total	$527	$30	$497	$432

Note 3. Policyholder Liabilities

Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2013
Subject to discretionary withdrawal:
With market value adjustment	$—	$442	$—	$442	1%
At book value less a surrender charge of 5% or more	3,901	—	—	3,901	11
At fair value	—	—	18,633	18,633	52
At book value without adjustment	11,626	—	—	11,626	32
Not subject to discretionary withdrawal	1,196	—	59	1,255	4

Total	$16,723	$442	$18,692	$35,857	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 3. Policyholder Liabilities, continued

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total

December 31, 2012
Subject to discretionary withdrawal:
With market value adjustment	$—	$469	$—	$469	1%
At book value less a surrender charge of 5% or more	4,061	—	—	4,061	13
At fair value	—	—	14,598	14,598	46
At book value without adjustment	11,246	—	—	11,246	36
Not subject to discretionary withdrawal	1,201	—	51	1,252	4

Total	$16,508	$469	$14,649	$31,626	100%

The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):

	2013	2012
Aggregate reserves for life, annuity and health contracts	$13,836	$13,620
Deposit liabilities	2,887	2,888
Liabilities related to separate accounts	19,134	15,118

Total	$35,857	$31,626

Thrivent Financial has insurance in force as of December 31, 2013 and 2012, totaling $10 billion and $8 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2013 and 2012, totaled $53 million and $50 million, respectively.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2013
Ordinary new business	$5	$2
Ordinary renewal	63	108

Total	$68	$110

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2012
Ordinary new business	$5	$2
Ordinary renewal	64	107

Total	$69	$109

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts

Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. A substantial portion of the separate accounts of Thrivent Financial are nonguaranteed. A portion of the separate accounts contains guaranteed elements. As of December 31, 2013 and 2012, the maximum amount of those guarantees was estimated at $125 million and $230 million, respectively. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees during the years ended December 31, and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):

	2013	2012	2011	2010
Risk charge paid	$58	$42	$31	$20
Payments for guaranteed benefits	3	4	5	6

The distribution of investments in the separate account assets as of December 31 was as follows:

	2013	2012
Equity funds	52%	46%
Bonds funds	28	34
Balanced funds	18	17
Other	2	3

Total separate account assets	100%	100%

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2013
Reserves:
For accounts with assets at fair value	$442	$19,393	$19,835

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$442	$—	$442
At fair value	—	19,334	19,334
Not subject to discretionary withdrawal	—	59	59

Total	$442	$19,393	$19,835

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts, continued

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2012
Reserves:
For accounts with assets at fair value	$469	$15,209	$15,678

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$469	$—	$469
At fair value	—	15,158	15,158
Not subject to discretionary withdrawal	—	51	51

Total	$469	$15,209	$15,678

	2013	2012	2011
Premiums, considerations and deposits:
Non-indexed guarantee	$5	$7	$12
Non-guaranteed	2,715	2,306	1,937

Total	$2,720	$2,313	$1,949

	2013	2012	2011
Transfers to separate accounts	$2,718	$2,311	$1,945
Transfers from separate accounts	(1,028)	(957)	(881)
Other items	(2)	(4)	(1)

Transfers to separate accounts, net	$1,688	$1,350	$1,063

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves and claims liabilities, is summarized below (in millions):

	2013	2012
Net balance at January 1	$759	$698
Incurred related to:
Current year	336	315
Prior years	13	16

Total incurred	349	331
Paid related to:
Current year	66	64
Prior years	221	206

Total paid	287	270

Net balance at December 31	$821	$759

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Direct premiums	$5,282	$5,035	$4,829
Reinsurance ceded	(90)	(84)	(78)

Net premiums	$5,192	$4,951	$4,751

Reinsurance claims recovered	$40	$36	$38

Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):

	2013	2012
Life insurance	$489	$428
Accident and health	1	1

Total	$490	$429

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.

Four reinsurance companies account for approximately 92% of the reinsurance recoverable as of December 31, 2013. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 7. Surplus

Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2013 and 2012.

As of December 31, unassigned funds were represented or reduced by the following categories and amounts (in millions):

	2013	2012
Unrealized gains and losses	$413	$344
Non-admitted assets	(93)	(222)
Separate account business	79	115
Asset valuation reserve	(940)	(1,571)

Note 8. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of Thrivent Financial’s financial instruments carried at fair value and valued on a recurring basis were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2013
Unaffiliated common stocks:
Large-cap	$235	$6	$—	$241
Mid-cap	72	—	—	72
International	—	42	—	42
REITs	55	—	—	55
Other	255	29	—	284
Short-term investments	55	23	—	78
Assets held in separate accounts	—	20,414	—	20,414

Total	$672	$20,514	$—	$21,186

December 31, 2012
Unaffiliated common stocks:
Large-cap	$235	$7	$—	$242
Mid-cap	71	—	—	71
International	—	57	—	57
REITs	68	—	—	68
Other	245	23	—	268
Short-term investments	225	—	—	225
Assets held in separate accounts	—	16,161	—	16,161

Total	$844	$16,248	$—	$17,092

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 1 Financial Instruments

This category includes unaffiliated common stocks and short-term investments. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset value of the invested fund.

Level 2 Financial Instruments

Level 2 financial instruments include certain unaffiliated common stocks and assets held in separate accounts. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.

Level 3 Financial Instruments

There were no gains or losses recognized in net income during 2013, 2012 or 2011 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2013, 2012 or 2011.

The following table shows the changes in fair values for the other unaffiliated common stocks categorized as Level 3 (in millions):

2012
Balance, January 1	$16
Realized gains and losses included in net income	1
Unrealized gains and losses	1
Sales	(14)
Transfers out of Level 3	(4)

Balance, December 31	$—

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2013	$—	$—	$—	$—	$—	$—
December 31, 2012	$—	$—	$—	$—	$4	$—

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The transfers during 2013 and 2012 were due to price source changes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions). The estimated fair value is determined on a recurring basis for all financial instruments not carried at fair value except for real estate held-for-sale. Bonds incorrectly classified as Level 2 financial instruments in the prior year have been restated to Level 1, and other invested assets classified as Level 3 financial instruments in the prior year have been restated to Level 2.

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2013
Financial assets:
Bonds	$37,437	$2,017	$31,690	$5,405	$39,112
Unaffiliated preferred stocks	103	—	103	6	109
Mortgage loans	7,298	—	—	7,566	7,566
Contract loans	1,220	—	—	1,220	1,220
Cash, cash equivalents and short-term investments	1,352	65	1,284	6	1,355
Limited partnerships	2,362	—	—	2,369	2,369
Real estate — held-for-sale	18	—	—	21	21
Other invested assets	184	—	107	73	180
Financial liabilities:
Deferred annuities	11,219	—	—	11,165	11,165
Liabilities related to separate accounts	20,335	—	20,355	—	20,355
Other liabilities	2,887	—	—	2,887	2,887

December 31, 2012
Financial assets:
Bonds	$35,965	$1,295	$32,818	$5,678	$39,791
Unaffiliated preferred stocks	91	—	102	—	102
Mortgage loans	7,336	—	—	8,058	8,058
Contract loans	1,244	—	—	1,244	1,244
Cash, cash equivalents and short-term investments	3,111	—	3,111	—	3,111
Limited partnerships	2,282	—	—	2,288	2,288
Real estate — held-for-sale	35	—	—	35	35
Other invested assets	222	—	114	144	258
Financial liabilities:
Deferred annuities	10,953	—	—	10,896	10,896
Liabilities related to separate accounts	16,047	—	16,047	—	16,047
Other liabilities	2,888	—	—	2,888	2,888

Level 1 Financial Instruments

Financial instruments categorized as Level 1 include bonds, which are priced based on quoted market prices, and cash.

Level 2 Financial Instruments

Level 2 financial instruments include bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

Level 2 Financial Instruments, continued

Bonds and stocks based on quoted market prices, where available, primarily include U.S. Treasury bonds and unaffiliated preferred stocks. Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain a broker quote or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data, where available. These investments primarily include private placement debt securities and other debt obligations.

Cash, cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets includes investments in surplus notes in which the fair values are based on quoted market prices, where available. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include bonds, stocks, mortgage loans, contract loans, short-term investments, limited partnerships, real estate, other invested assets, contractholder funds and other liabilities.

Level 3 bonds and stocks are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments, and primarily include private placement debt securities. The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. Short-term investments include certain securities priced using internal valuation methodologies using significant unobservable inputs. Limited partnerships primarily include private equity investments. The fair values of these investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible.

The fair values for contractholder funds, which includes investment-type contracts, such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. Other liabilities include deposit-type liabilities such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit. The fair values for these instruments are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2013	2012	2011	2013	2012	2011
Service cost	$22	$20	$19	$3	$8	$7
Interest cost	42	43	42	6	5	6
Expected return on plan assets	(56)	(55)	(55)	—	—	—
Other	31	20	14	9	1	1

Net periodic cost	$39	$28	$20	$18	$14	$14

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,008	$876	$108	$107
Service cost	22	20	3	8
Interest cost	42	43	6	5
Actuarial (gain) loss	(49)	105	(35)	(5)
Transfers from Defined Contribution Plan	1	—	—	—
Inclusion of non-vested benefit obligation	2	n/a	43	n/a
Benefits paid	(38)	(36)	(4)	(7)

Benefit obligation, end of year	$988	$1,008	$121	$108

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in plan assets:
Fair value of plan assets, beginning of year	$716	$594	$—	$—
Actual return on plan assets	105	105	—	—
Employer contribution	33	53	4	7
Transfers from Defined Contribution Plan	1	—	—	—
Benefits paid	(38)	(36)	(4)	(7)

Fair value of plan assets, end of year	$817	$716	$—	$—

The plans’ amounts recognized in the statutory-basis financial statements and funding statuses as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Funded status		$(292)		$(108)
Accrued benefit costs	$—	—	$(99)	—
Liability for pension benefits	171	—	(22)	—

Unfunded liabilities at December 31, 2013	(171)	—	(121)	—

Items not yet recognized:
Net losses (gains)	296	425	(11)	25
Net prior service cost	(4)	(5)	33	(2)

Accumulated amounts recognized in periodic pension expenses	$121	$128	$(99)	$(85)

The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2013, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.

As of December 31, 2012, the plan had a prepaid pension benefit cost of $128 million, which is non-admitted in the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation exceeded the fair value of Thrivent Financial’s retirement plan assets. As a result, Thrivent Financial accrued a minimum pension liability of $235 million at December 31, 2012, which is included in other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the retirement plan were $951 million and $2 million, respectively. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the other postretirement plans were $107 million and $43 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31, 2013, is as follows (in millions):

	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, beginning of year	$(6)	$426	$420	$(3)	$25	$22
Net prior service cost arising during the period	2	—	2	43	—	43
Net prior service cost recognized	—	—	—	(7)	—	(7)
Net (gain) loss arising during the period	—	(97)	(97)	—	(35)	(35)
Net gain (loss) recognized	—	(33)	(33)	—	(1)	(1)

Items not yet recognized, end of year	$(4)	$296	$292	$33	$(11)	$22

The amounts in unassigned funds expected as of December 31, 2013, to be recognized in the next fiscal year as components of periodic benefit cost (in millions):

	Retirement Plan	Other Plans
December 31, 2013
Net prior service cost	$(1)	$8
Net recognized gains/(losses)	20	(1)

Pension and Other Postretirement Benefit Factors

Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Weighted average assumptions at end of year:
Discount rate	5.10%	4.20%	5.10%	4.20%
Expected return on plan assets	8.00	8.00	N/A	N/A
Rate of compensation increase	3.00	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.25% in 2013 trending down to 5.00% in 2023. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2013 total service and interest cost by $1 million and the postretirement health care benefit obligation by $12 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension and Other Postretirement Benefit Factors, continued

Estimated benefit payments for the next ten years are as follows: 2014 — $50 million; 2015 — $52 million; 2016 — $56 million; 2017 — $59 million; 2018 — $62 million; and 2019 to 2023 — $359 million.

The minimum pension contribution required for 2013 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2014.

Pension Assets

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

	Target Allocation		Actual Allocation
	2013	2012	2013	2012
Equity securities	62%	66%	61%	63%
Fixed income and other securities	38	34	39	37

Total	100%	100%	100%	100%

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2013
Fixed maturity securities:
U.S. government and agency securities	$50	$—	$—	$50
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	201	1	202
Residential mortgage-backed securities	—	51	1	52
Commercial mortgage-backed securities	—	4	—	4
Other debt obligations	—	2	—	2
Common stocks:
Large-cap	239	6	—	245
Mid-cap	17	—	—	17
Small-cap	9	—	—	9
Other	66	—	—	66
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	114	—	—	114
Short-term investments	17	67	—	84
Limited partnerships	—	—	6	6

Total	$512	$333	$8	$853

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$28	$5	$—	$33
Securities issued by foreign governments	—	2	—	2
Corporate debt securities	—	157	—	157
Residential mortgage-backed securities	—	33	1	34
Commercial mortgage-backed securities	—	9	—	9
Collateralized debt obligations	—	1	—	1
Common stocks:
Large-cap	219	4	—	223
Mid-cap	34	—	—	34
Small-cap	16	—	—	16
REITs	5	—	—	5
Other	27	3	—	30
Affiliated mutual funds — equity funds	140	—	—	140
Short-term investments	15	16	—	31
Limited partnerships	—	—	1	1

Total	$484	$230	$2	$716

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $36 million as of December 31, 2013.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2013 or 2012. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Balance, January 1	Purchases	Transfers into Level 3	Balance, December 31
2013
Corporate debt securities	$—	$1	$—	$1
Residential mortgage-backed securities	1	—	—	1
Limited partnerships	1	5	—	6

Total	$2	$6	$—	$8

2012
Residential mortgage-backed securities	$1	$—	$—	$1
Limited partnerships	—	1	—	1

Total	$1	$1	$—	$2

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2013, 2012 and 2011, Thrivent Financial contributed $30 million, $27 million and $30 million, respectively, to these plans.

As of December 31, 2013 and 2012, $99 million and $102 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 10. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2013, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 10. Commitments and Contingent Liabilities, continued

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off- balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $136 million and $50 million as of December 31, 2013 and 2012, respectively. Commitments to purchase limited partnerships and other invested assets were $1,233 million and $1,463 million as of December 31, 2013 and 2012, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance affiliate and its trust affiliate above certain levels required by the state of domicile of each company.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million for each of the years ended December 31, 2013, 2012 and 2011. Future minimum aggregate rental commitments as of December 31, 2013, for operating leases were as follows: 2014 — $4 million; 2015 — $3 million; 2016 — $2 million; 2017 — $2 million; and 2018 — $1 million.

Thrivent Financial has rental income generated from real estate held-for-sale and from rental space in its corporate headquarters building. The cost and carrying value of the real estate held-for-sale as of December 31, 2013, was $15 million. Future minimum lease payment receivables under non-cancelable leasing arrangements as of December 31, 2013, are as follows: 2014 — $2 million; 2015 — $1 million; 2016 — $1 million; 2017 — $1 million.

Note 11. Related Party Transactions

Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The net amount of expenses allocated under these agreements totaled $79 million, $78 million and $83 million for the years ended December 31, 2013, 2012 and 2011, respectively. The net receivables due from affiliates for the years ended December 31, 2013 and 2012, were $5 million and $8 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation

The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For GAAP purposes, investments in fixed maturity securities are reported at fair value with the change in fair value reported as a separate component of equity for available-for-sale securities and reported as realized gains or losses for trading securities.

Acquisition Costs

For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.

Contract Liabilities

For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Non-Admitted Assets

For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.

Interest Maintenance Reserve

For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

For GAAP purposes, an asset valuation reserve is not maintained.

Premiums

For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation, continued

Consolidation

For GAAP purposes, subsidiaries are consolidated into the results of their parent.

Differences between consolidated GAAP financial statements and statutory-basis financial statements as of and for the year ended December 31, 2013, have not been quantified but are presumed to be material.

The following table reconciles consolidated GAAP net income to the statutory-basis net income of Thrivent Financial for the years ended December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP net income	$669	$821
Adjustments to GAAP basis for:
Difference in reserve bases	54	55
Deferred acquisition costs	(89)	(228)
Interest maintenance reserve	(111)	(109)
Difference in reporting basis on invested assets	(28)	(36)
Other	10	(79)

Statutory-basis net income	$505	$424

The following table reconciles consolidated GAAP equity to the statutory-basis capital of Thrivent Financial at December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP equity	$11,359	$9,906
Adjustments to GAAP basis for:
Difference in reserve bases	1,300	725
Deferred acquisition costs	(1,729)	(1,804)
Asset valuation reserve	(1,571)	(1,245)
Interest maintenance reserve	(458)	(347)
Difference in reporting basis on invested assets	(4,231)	(2,959)
Non-admitted assets	(220)	(204)
Other	(64)	(68)

Statutory-basis capital	$4,386	$4,004

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the statutory-basis financial statements of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and have issued our report thereon dated February 18, 2014 (included elsewhere in this Registration Statement). Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Minneapolis, Minnesota

April 24, 2014

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments

As of December 31, 2013

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Bonds:
U.S. government and agency securities	$2,524	$2,518	$2,524
U.S. state and political subdivision securities	146	165	146
Securities issued by foreign governments	105	116	105
Corporate debt securities	25,935	27,548	25,935
Residential mortgage-backed securities	6,663	6,634	6,663
Commercial mortgage-backed securities	1,729	1,792	1,729
Collateralized debt obligations	3	5	3
Other debt obligations	332	334	332

Total bonds	37,437	39,112	37,437
Stocks:
Preferred stocks	103	109	103
Unaffiliated common stocks	539	694	694
Affiliated common stocks	282	366	366

Total stocks	924	1,169	1,163
Mortgage loans	7,298	xxxxx	7,298
Cash, cash equivalents and short term investments	1,430	xxxxx	1,430
Contract loans	1,220	xxxxx	1,220
Limited partnerships	2,362	xxxxx	2,362
Other	267	xxxxx	267

Total cash and invested assets	$50,938		$51,177

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$21,361	$76	$128
Annuity	13,836	2,811	85
Health	4,697	—	31

	$39,894	$2,887	$244

For the year ended December 31, 2013:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,483	$1,202	$98	$1,956	$637
Annuity	3,538	852	447	4,028	551
Health	311	274	2	563	47
Other	—	247	70	—	(36)

	$5,332	$2,575	$617	$6,547	$1,199

As of December 31, 2012:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$20,738	$78	$120
Annuity	13,620	2,810	74
Health	4,416	—	36

	$38,774	$2,888	$230

For the year ended December 31, 2012:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,592	$1,226	$104	$2,099	$652
Annuity	3,289	905	414	3,861	475
Health	312	270	2	554	44
Other	—	165	26	—	22

	$5,193	$2,566	$546	$6,514	$1,193

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information, continued

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2011:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$19,934	$79	$112
Annuity	13,503	2,775	77
Health	4,136	—	32

	$37,573	$2,854	$221

For the year ended December 31, 2011:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,517	$1,225	$95	$2,016	$668
Annuity	3,176	916	312	3,786	453
Health	318	256	2	536	46
Other	—	136	34	—	2

	$5,011	$2,533	$443	$6,338	$1,169

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$178,306	$46,685	$—	$131,620	—
Premiums:
Life	1,572	89	—	1,483	—
Annuity	3,398	—	—	3,398	—
Health	312	1	—	311	—

	$5,282	$90	$—	$5,192	—

As of December 31, 2012:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$174,441	$42,840	$—	$131,601	—
Premiums:
Life	1,675	83	—	1,592	—
Annuity	3,047	—	—	3,047	—
Health	313	1	—	312	—

	$5,035	$84	$—	$4,951	—

As of December 31, 2011:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$170,232	$38,787	$—	$131,445	—
Premiums:
Life	1,594	77	—	1,517	—
Annuity	2,916	—	—	2,916	—
Health	319	1	—	318	—

	$4,829	$78	$—	$4,751	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders of

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account B (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account B at December 31, 2013, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 24, 2014

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total assets	Payable to Thrivent Financial for annuity reserve adjustment	Net assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net assets	Accumulation units outstanding	Unit value (accumulation)	Deathclaim units	Deathclaim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$83,837,047	$2,546	$83,839,593	$—	$83,839,593	$83,709,296	$130,297	$83,839,593	4,900,554	$17.08	—	$16.10	$65,771,887	5,575,680
Moderately Aggressive Allocation	$293,607,204	$—	$293,607,204	$6,144	$293,601,060	$291,151,516	$2,449,544	$293,601,060	17,660,511	$16.49	—	$15.75	$240,922,193	20,427,265
Moderate Allocation	$399,639,526	$168,589	$399,808,115	$—	$399,808,115	$394,423,108	$5,385,007	$399,808,115	24,966,116	$15.79	9,930	$15.29	$338,863,307	29,310,690
Moderately Conservative Allocation	$163,882,833	$—	$163,882,833	$11,808	$163,871,025	$161,801,613	$2,069,412	$163,871,025	11,032,773	$14.65	13,841	$14.34	$146,084,992	12,898,371
Growth and Income Plus	$6,799,844	$—	$6,799,844	$8,298	$6,791,546	$6,748,602	$42,944	$6,791,546	561,597	$12.01	465	$12.11	$5,676,098	583,308
Balanced Income Plus	$11,720,806	$—	$11,720,806	$1,805	$11,719,001	$11,313,430	$405,571	$11,719,001	629,125	$17.87	4,357	$15.80	$9,861,127	678,393
Diversified Income Plus	$30,594,144	$—	$30,594,144	$17,924	$30,576,220	$29,890,236	$685,984	$30,576,220	1,390,841	$21.39	8,686	$16.38	$27,239,725	3,901,916
Opportunity Income Plus	$2,756,126	$—	$2,756,126	$1,311	$2,754,815	$2,663,905	$90,910	$2,754,815	191,533	$13.91	—	$13.47	$2,742,455	271,526
Partner Technology	$3,059,860	$4	$3,059,864	$—	$3,059,864	$2,995,370	$64,494	$3,059,864	179,317	$16.70	—	$15.42	$2,179,458	315,918
Partner Healthcare	$4,622,352	$—	$4,622,352	$1,477	$4,620,875	$4,606,873	$14,002	$4,620,875	261,508	$17.62	—	$17.77	$3,507,197	274,504
Natural Resources	$3,330,774	$—	$3,330,774	$930	$3,329,844	$3,304,238	$25,606	$3,329,844	396,919	$8.32	—	$8.40	$3,591,963	442,745
Partner Emerging Markets Equity	$4,260,907	$—	$4,260,907	$34	$4,260,873	$4,221,364	$39,509	$4,260,873	343,968	$12.27	—	$12.38	$3,675,051	341,607
Real Estate Securities	$13,018,867	$—	$13,018,867	$4,527	$13,014,340	$12,597,038	$417,302	$13,014,340	471,556	$26.69	708	$14.81	$10,960,479	723,986
Partner Small Cap Growth	$7,147,202	$—	$7,147,202	$524	$7,146,678	$7,059,108	$87,570	$7,146,678	343,417	$20.55	38	$17.79	$4,271,506	371,601
Partner Small Cap Value	$9,625,435	$—	$9,625,435	$3,323	$9,622,112	$9,475,788	$146,324	$9,622,112	271,453	$34.89	193	$20.71	$5,792,197	340,475
Small Cap Stock	$8,828,212	$—	$8,828,212	$3,129	$8,825,083	$8,651,241	$173,842	$8,825,083	432,708	$19.99	—	$15.47	$6,301,922	496,894
Small Cap Index	$11,578,527	$—	$11,578,527	$697	$11,577,830	$11,328,601	$249,229	$11,577,830	448,341	$25.15	2,721	$19.52	$9,244,395	648,123
Mid Cap Growth	$171,234,631	$—	$171,234,631	$11,390	$171,223,241	$167,526,085	$3,697,156	$171,223,241	5,090,977	$32.86	12,490	$20.27	$98,056,251	6,727,245
Partner Mid Cap Value	$3,167,839	$—	$3,167,839	$4,688	$3,163,151	$3,110,801	$52,350	$3,163,151	157,554	$19.74	—	$18.30	$2,224,964	171,692
Mid Cap Stock	$12,914,338	$—	$12,914,338	$4,012	$12,910,326	$12,583,376	$326,950	$12,910,326	541,085	$23.26	—	$17.70	$8,455,972	731,135
Mid Cap Index	$11,442,056	$307	$11,442,363	$—	$11,442,363	$11,194,443	$247,920	$11,442,363	455,604	$24.57	87	$19.44	$8,818,468	724,874
Partner Worldwide Allocation	$83,340,852	$—	$83,340,852	$1,442	$83,339,410	$81,735,813	$1,603,597	$83,339,410	7,879,566	$10.37	5,923	$10.45	$65,429,334	8,316,040
Partner All Cap	$12,587,006	$—	$12,587,006	$374	$12,586,632	$12,346,502	$240,130	$12,586,632	775,820	$15.91	301	$17.08	$9,310,735	990,268
Large Cap Growth	$337,176,708	$—	$337,176,708	$89,899	$337,086,809	$328,018,480	$9,068,329	$337,086,809	3,959,140	$82.71	33,327	$16.85	$260,191,205	13,245,471
Partner Growth Stock	$12,335,463	$1,277	$12,336,740	$—	$12,336,740	$12,171,496	$165,244	$12,336,740	599,508	$20.30	16	$18.93	$6,927,132	656,463
Large Cap Value	$42,207,843	$—	$42,207,843	$10,530	$42,197,313	$41,270,745	$926,568	$42,197,313	2,320,685	$17.78	584	$16.28	$27,450,697	2,708,409
Large Cap Stock	$19,937,504	$—	$19,937,504	$969	$19,936,535	$19,538,231	$398,304	$19,936,535	1,299,457	$15.04	—	$14.53	$14,960,024	1,688,288
Large Cap Index	$18,557,516	$—	$18,557,516	$1,320	$18,556,196	$18,206,389	$349,807	$18,556,196	986,397	$18.46	—	$16.51	$13,883,822	719,186
High Yield	$136,024,053	$—	$136,024,053	$37,081	$135,986,972	$131,331,031	$4,655,941	$135,986,972	2,663,005	$49.28	5,271	$18.02	$166,353,909	26,831,848
Income	$111,452,428	$—	$111,452,428	$6,195	$111,446,233	$107,499,564	$3,946,669	$111,446,233	2,532,432	$42.37	13,990	$14.47	$105,839,937	10,773,764
Bond Index	$10,383,097	$3,089	$10,386,186	$—	$10,386,186	$10,144,164	$242,022	$10,386,186	679,074	$14.94	—	$13.34	$10,490,804	983,518
Limited Maturity Bond	$24,220,114	$—	$24,220,114	$4,293	$24,215,821	$23,426,160	$789,661	$24,215,821	1,816,453	$12.90	—	$12.00	$24,327,198	2,466,607
Money Market	$18,123,615	$6,081	$18,129,696	$—	$18,129,696	$17,688,877	$440,819	$18,129,696	9,205,772	$1.92	23,018	$1.06	$18,123,614	18,123,614

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Income

For the Year Ended December 31, 2013

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$965,588	$(845,597)	$119,991	$1,436,786	$984,782	$15,078,804	$17,500,372	$17,620,363
Moderately Aggressive Allocation	$4,058,088	$(2,981,881)	$1,076,207	$2,066,275	$5,948,683	$40,068,795	$48,083,753	$49,159,960
Moderate Allocation	$5,815,831	$(4,188,843)	$1,626,988	$2,605,205	$7,761,163	$37,186,747	$47,553,115	$49,180,103
Moderately Conservative Allocation	$2,493,009	$(1,816,301)	$676,708	$1,754,778	$3,225,592	$6,736,267	$11,716,637	$12,393,345
Growth and Income Plus	$101,001	$(57,153)	$43,848	$99,711	$—	$771,114	$870,825	$914,673
Balanced Income Plus	$187,572	$(115,992)	$71,580	$206,728	$328,036	$1,012,574	$1,547,338	$1,618,918
Diversified Income Plus	$679,263	$(304,771)	$374,492	$271,104	$—	$1,850,845	$2,121,949	$2,496,441
Opportunity Income Plus	$73,712	$(32,443)	$41,269	$29,241	$23,256	$(169,068)	$(116,571)	$(75,302)
Partner Technology	$—	$(29,729)	$(29,729)	$106,433	$—	$594,431	$700,864	$671,135
Partner Healthcare	$12,889	$(40,926)	$(28,037)	$154,589	$139,619	$646,714	$940,922	$912,885
Natural Resources	$21,935	$(36,249)	$(14,314)	$(98,789)	$—	$380,464	$281,675	$267,361
Partner Emerging Markets Equity	$45,671	$(48,202)	$(2,531)	$92,685	$—	$(481,299)	$(388,614)	$(391,145)
Real Estate Securities	$205,484	$(157,871)	$47,613	$448,495	$—	$(321,863)	$126,632	$174,245
Partner Small Cap Growth	$—	$(69,040)	$(69,040)	$351,423	$128,661	$1,694,506	$2,174,590	$2,105,550
Partner Small Cap Value	$156,418	$(92,774)	$63,644	$410,941	$40,753	$2,022,091	$2,473,785	$2,537,429
Small Cap Stock	$28,727	$(88,106)	$(59,379)	$234,859	$—	$2,199,330	$2,434,189	$2,374,810
Small Cap Index	$118,427	$(108,027)	$10,400	$109,805	$401,353	$2,709,038	$3,220,196	$3,230,596
Mid Cap Growth	$532,015	$(1,734,509)	$(1,202,494)	$6,796,295	$88,173	$34,670,116	$41,554,584	$40,352,090
Partner Mid Cap Value	$29,119	$(31,963)	$(2,844)	$175,042	$127,348	$464,878	$767,268	$764,424
Mid Cap Stock	$43,192	$(129,036)	$(85,844)	$442,570	$—	$3,071,183	$3,513,753	$3,427,909
Mid Cap Index	$87,498	$(110,372)	$(22,874)	$239,336	$298,232	$2,177,885	$2,715,453	$2,692,579
Partner Worldwide Allocation	$20,850	$(869,019)	$(848,169)	$1,399,810	$—	$10,659,176	$12,058,986	$11,210,817
Partner All Cap	$85,560	$(125,826)	$(40,266)	$218,149	$—	$2,950,505	$3,168,654	$3,128,388
Large Cap Growth	$1,906,703	$(3,321,230)	$(1,414,527)	$3,575,669	$—	$88,486,115	$92,061,784	$90,647,257
Partner Growth Stock	$3,060	$(119,323)	$(116,263)	$550,764	$—	$3,044,856	$3,595,620	$3,479,357
Large Cap Value	$591,718	$(436,076)	$155,642	$1,458,889	$—	$8,743,299	$10,202,188	$10,357,830
Large Cap Stock	$184,328	$(186,822)	$(2,494)	$446,968	$—	$3,784,928	$4,231,896	$4,229,402
Large Cap Index	$262,334	$(178,213)	$84,121	$406,660	$156,904	$3,614,676	$4,178,240	$4,262,361
High Yield	$8,794,624	$(1,540,518)	$7,254,106	$(4,452,145)	$—	$4,985,051	$532,906	$7,787,012
Income	$4,573,733	$(1,339,504)	$3,234,229	$1,498,305	$273,151	$(6,531,325)	$(4,759,869)	$(1,525,640)
Bond Index	$227,521	$(128,978)	$98,543	$94,391	$370,489	$(987,300)	$(522,420)	$(423,877)
Limited Maturity Bond	$406,150	$(295,540)	$110,610	$15,027	$—	$(299,846)	$(284,819)	$(174,209)
Money Market	$—	$(219,404)	$(219,404)	$—	$—	$—	$—	$(219,404)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

For the Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$119,991	$2,421,568	$15,078,804	$17,620,363	$2,557,289	$(5,583,650)	$(6,424)	$1,211	$(2,387,661)	$(5,419,235)	$12,201,128	$71,638,465	$83,839,593
Moderately Aggressive Allocation	$1,076,207	$8,014,958	$40,068,795	$49,159,960	$8,777,050	$(16,524,663)	$(14,142)	$(20,833)	$4,035,258	$(3,747,330)	$45,412,630	$248,188,430	$293,601,060
Moderate Allocation	$1,626,988	$10,366,368	$37,186,747	$49,180,103	$11,399,701	$(26,259,889)	$(11,319)	$42,698	$11,205,289	$(3,623,520)	$45,556,583	$354,251,532	$399,808,115
Moderately Conservative Allocation	$676,708	$4,980,370	$6,736,267	$12,393,345	$4,289,357	$(14,966,398)	$(4,529)	$(10,619)	$(2,010,717)	$(12,702,906)	$(309,561)	$164,180,586	$163,871,025
Growth and Income Plus	$43,848	$99,711	$771,114	$914,673	$280,335	$(286,190)	$(93)	$(9,127)	$1,733,454	$1,718,379	$2,633,052	$4,158,494	$6,791,546
Balanced Income Plus	$71,580	$534,764	$1,012,574	$1,618,918	$139,992	$(745,796)	$(414)	$(3,767)	$919,832	$309,847	$1,928,765	$9,790,236	$11,719,001
Diversified Income Plus	$374,492	$271,104	$1,850,845	$2,496,441	$1,616,347	$(2,926,848)	$(429)	$19,483	$7,059,461	$5,768,014	$8,264,455	$22,311,765	$30,576,220
Opportunity Income Plus	$41,269	$52,497	$(169,068)	$(75,302)	$27,103	$(233,357)	$(78)	$5,778	$(296,402)	$(496,956)	$(572,258)	$3,327,073	$2,754,815
Partner Technology	$(29,729)	$106,433	$594,431	$671,135	$95,538	$(226,067)	$(118)	$(28)	$81,749	$(48,926)	$622,209	$2,437,655	$3,059,864
Partner Healthcare	$(28,037)	$294,208	$646,714	$912,885	$151,414	$(274,603)	$(66)	$(1,476)	$1,244,871	$1,120,140	$2,033,025	$2,587,850	$4,620,875
Natural Resources	$(14,314)	$(98,789)	$380,464	$267,361	$117,879	$(207,863)	$(128)	$(920)	$(217,013)	$(308,045)	$(40,684)	$3,370,528	$3,329,844
Partner Emerging Markets Equity	$(2,531)	$92,685	$(481,299)	$(391,145)	$206,364	$(210,167)	$(90)	$19	$461,458	$457,584	$66,439	$4,194,434	$4,260,873
Real Estate Securities	$47,613	$448,495	$(321,863)	$174,245	$234,716	$(1,231,426)	$(720)	$(2,679)	$(348,990)	$(1,349,099)	$(1,174,854)	$14,189,194	$13,014,340
Partner Small Cap Growth	$(69,040)	$480,084	$1,694,506	$2,105,550	$119,486	$(503,773)	$(445)	$2,452	$(101,130)	$(483,410)	$1,622,140	$5,524,538	$7,146,678
Partner Small Cap Value	$63,644	$451,694	$2,022,091	$2,537,429	$197,876	$(475,654)	$(457)	$2,164	$11,047	$(265,024)	$2,272,405	$7,349,707	$9,622,112
Small Cap Stock	$(59,379)	$234,859	$2,199,330	$2,374,810	$228,200	$(723,738)	$(452)	$(7,547)	$(502,405)	$(1,005,942)	$1,368,868	$7,456,215	$8,825,083
Small Cap Index	$10,400	$511,158	$2,709,038	$3,230,596	$273,583	$(745,482)	$(473)	$3,549	$585,626	$116,803	$3,347,399	$8,230,431	$11,577,830
Mid Cap Growth	$(1,202,494)	$6,884,468	$34,670,116	$40,352,090	$3,562,041	$(11,541,387)	$(26,409)	$(265,226)	$(9,471,027)	$(17,742,008)	$22,610,082	$148,613,159	$171,223,241
Partner Mid Cap Value	$(2,844)	$302,390	$464,878	$764,424	$123,864	$(204,857)	$(79)	$(4,859)	$100,076	$14,145	$778,569	$2,384,582	$3,163,151
Mid Cap Stock	$(85,844)	$442,570	$3,071,183	$3,427,909	$231,270	$(886,662)	$(481)	$(13,788)	$(556,839)	$(1,226,500)	$2,201,409	$10,708,917	$12,910,326
Mid Cap Index	$(22,874)	$537,568	$2,177,885	$2,692,579	$321,092	$(994,016)	$(438)	$(785)	$927,325	$253,178	$2,945,757	$8,496,606	$11,442,363
Partner Worldwide Allocation	$(848,169)	$1,399,810	$10,659,176	$11,210,817	$3,391,988	$(5,919,091)	$(10,235)	$(1,021,409)	$(3,725,547)	$(7,284,294)	$3,926,523	$79,412,887	$83,339,410
Partner All Cap	$(40,266)	$218,149	$2,950,505	$3,128,388	$241,183	$(738,632)	$(974)	$(7,833)	$(594,944)	$(1,101,200)	$2,027,188	$10,559,444	$12,586,632
Large Cap Growth	$(1,414,527)	$3,575,669	$88,486,115	$90,647,257	$8,200,359	$(22,087,614)	$(43,826)	$(1,120,142)	$(17,618,030)	$(32,669,253)	$57,978,004	$279,108,805	$337,086,809
Partner Growth Stock	$(116,263)	$550,764	$3,044,856	$3,479,357	$290,976	$(631,603)	$(664)	$178	$(786,628)	$(1,127,741)	$2,351,616	$9,985,124	$12,336,740
Large Cap Value	$155,642	$1,458,889	$8,743,299	$10,357,830	$697,356	$(2,879,370)	$(2,198)	$(27,238)	$(1,751,919)	$(3,963,369)	$6,394,461	$35,802,852	$42,197,313
Large Cap Stock	$(2,494)	$446,968	$3,784,928	$4,229,402	$309,748	$(1,261,543)	$(726)	$(12,340)	$1,597,436	$632,575	$4,861,977	$15,074,558	$19,936,535
Large Cap Index	$84,121	$563,564	$3,614,676	$4,262,361	$582,341	$(1,956,697)	$(744)	$1,607	$1,223,607	$(149,886)	$4,112,475	$14,443,721	$18,556,196
High Yield	$7,254,106	$(4,452,145)	$4,985,051	$7,787,012	$3,597,845	$(11,654,288)	$(13,997)	$(644,113)	$(7,338,555)	$(16,053,108)	$(8,266,096)	$144,253,068	$135,986,972
Income	$3,234,229	$1,771,456	$(6,531,325)	$(1,525,640)	$2,876,002	$(11,171,064)	$(10,264)	$(402,127)	$(11,931,935)	$(20,639,388)	$(22,165,028)	$133,611,261	$111,446,233
Bond Index	$98,543	$464,880	$(987,300)	$(423,877)	$503,888	$(1,341,229)	$(385)	$7,562	$(1,326,934)	$(2,157,098)	$(2,580,975)	$12,967,161	$10,386,186
Limited Maturity Bond	$110,610	$15,027	$(299,846)	$(174,209)	$1,109,344	$(2,810,290)	$(1,541)	$(44,537)	$(3,909,113)	$(5,656,137)	$(5,830,346)	$30,046,167	$24,215,821
Money Market	$(219,404)	$—	$—	$(219,404)	$2,921,092	$(4,094,286)	$(3,291)	$(38,733)	$(1,979,576)	$(3,194,794)	$(3,414,198)	$21,543,894	$18,129,696

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

For the Year Ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$(349,414)	$3,251,142	$4,509,594	$7,411,322	$2,181,045	$(4,135,438)	$(7,630)	$(349)	$(2,585,139)	$(4,547,511)	$2,863,811	$68,774,654	$71,638,465
Moderately Aggressive Allocation	$170,372	$3,721,426	$23,088,237	$26,980,035	$8,431,651	$(14,660,279)	$(16,099)	$7,285	$(9,428,318)	$(15,665,760)	$11,314,275	$236,874,155	$248,188,430
Moderate Allocation	$1,604,065	$3,449,126	$29,523,392	$34,576,583	$8,571,056	$(29,909,625)	$(12,374)	$120,317	$6,610,434	$(14,620,192)	$19,956,391	$334,295,141	$354,251,532
Moderately Conservative Allocation	$779,346	$1,826,678	$10,136,793	$12,742,817	$5,842,772	$(13,964,720)	$(4,953)	$12,169	$7,841,941	$(272,791)	$12,470,026	$151,710,560	$164,180,586
Growth and Income Plus	$18,702	$75,828	$362,290	$456,820	$179,243	$(314,800)	$(51)	$287	$244,100	$108,779	$565,599	$3,592,895	$4,158,494
Balanced Income Plus	$107,246	$464,765	$516,640	$1,088,651	$210,176	$(968,367)	$(485)	$5,240	$(562,976)	$(1,316,412)	$(227,761)	$10,017,997	$9,790,236
Diversified Income Plus	$407,442	$65,832	$1,566,401	$2,039,675	$888,325	$(1,671,337)	$(452)	$(2,018)	$7,155,853	$6,370,371	$8,410,046	$13,901,719	$22,311,765
Opportunity Income Plus	$14,638	$106,897	$31,166	$152,701	$135,101	$(246,253)	$(75)	$40	$129,667	$18,480	$171,181	$3,155,892	$3,327,073
Partner Technology	$(27,500)	$51,847	$386,995	$411,342	$158,762	$(150,821)	$(146)	$202	$(135,885)	$(127,888)	$283,454	$2,154,201	$2,437,655
Partner Healthcare	$(19,640)	$98,326	$314,795	$393,481	$53,469	$(112,650)	$(55)	$—	$122,146	$62,910	$456,391	$2,131,459	$2,587,850
Natural Resources	$(30,619)	$357,179	$(502,137)	$(175,577)	$179,942	$(208,654)	$(194)	$(6)	$(71,365)	$(100,277)	$(275,854)	$3,646,382	$3,370,528
Partner Emerging Markets Equity	$(22,060)	$158,809	$703,762	$840,511	$179,210	$(228,655)	$(116)	$(19)	$(26,151)	$(75,731)	$764,780	$3,429,654	$4,194,434
Real Estate Securities	$363,125	$344,010	$1,396,240	$2,103,375	$203,346	$(1,092,979)	$(902)	$3,539	$(461,393)	$(1,348,389)	$754,986	$13,434,208	$14,189,194
Partner Small Cap Growth	$(63,706)	$177,582	$454,520	$568,396	$133,449	$(405,748)	$(543)	$141	$(387,663)	$(660,364)	$(91,968)	$5,616,506	$5,524,538
Partner Small Cap Value	$(33,667)	$321,751	$633,824	$921,908	$122,463	$(463,918)	$(489)	$(317)	$(839,316)	$(1,181,577)	$(259,669)	$7,609,376	$7,349,707
Small Cap Stock	$(87,175)	$21,533	$703,437	$637,795	$108,604	$(570,416)	$(528)	$1,923	$(901,045)	$(1,361,462)	$(723,667)	$8,179,882	$7,456,215
Small Cap Index	$(36,703)	$582,070	$597,321	$1,142,688	$150,291	$(725,238)	$(539)	$219	$(617,122)	$(1,192,389)	$(49,701)	$8,280,132	$8,230,431
Mid Cap Growth	$(1,342,667)	$5,372,052	$11,992,165	$16,021,550	$2,826,427	$(11,366,827)	$(30,599)	$62,318	$(7,306,163)	$(15,814,844)	$206,706	$148,406,453	$148,613,159
Partner Mid Cap Value	$(6,542)	$87,403	$293,185	$374,046	$48,385	$(146,283)	$(91)	$75	$(280,832)	$(378,746)	$(4,700)	$2,389,282	$2,384,582
Mid Cap Stock	$(95,343)	$197,837	$1,269,900	$1,372,394	$131,318	$(836,211)	$(546)	$3,606	$(1,283,089)	$(1,984,922)	$(612,528)	$11,321,445	$10,708,917
Mid Cap Index	$(29,479)	$853,690	$442,795	$1,267,006	$131,447	$(698,320)	$(444)	$1,958	$(420,376)	$(985,735)	$281,271	$8,215,335	$8,496,606
Partner Worldwide Allocation	$689,758	$530,304	$7,450,309	$8,670,371	$992,170	$(2,535,152)	$(4,116)	$1,019,967	$65,191,774	$64,664,643	$73,335,014	$6,077,873	$79,412,887
Partner All Cap	$(71,781)	$(21,869)	$1,488,235	$1,394,585	$223,317	$(987,960)	$(1,129)	$2,553	$(947,002)	$(1,710,221)	$(315,636)	$10,875,080	$10,559,444
Large Cap Growth	$46,988	$(3,018,519)	$49,094,244	$46,122,713	$5,743,013	$(22,059,735)	$(49,979)	$253,638	$(17,482,272)	$(33,595,335)	$12,527,378	$266,581,427	$279,108,805
Partner Growth Stock	$(114,477)	$371,309	$1,361,628	$1,618,460	$151,494	$(690,286)	$(720)	$1,722	$(705,599)	$(1,243,389)	$375,071	$9,610,053	$9,985,124
Large Cap Value	$221,410	$711,487	$4,540,655	$5,473,552	$543,251	$(2,542,751)	$(2,440)	$7,776	$(3,618,080)	$(5,612,244)	$(138,692)	$35,941,544	$35,802,852
Large Cap Stock	$(12,243)	$122,310	$1,900,891	$2,010,958	$203,727	$(1,253,346)	$(881)	$5,282	$(1,500,799)	$(2,546,017)	$(535,059)	$15,609,617	$15,074,558
Large Cap Index	$84,302	$105,997	$1,733,824	$1,924,123	$225,830	$(1,292,937)	$(884)	$2,633	$(108,020)	$(1,173,378)	$750,745	$13,692,976	$14,443,721
High Yield	$8,485,469	$(4,720,527)	$16,005,892	$19,770,834	$2,622,730	$(12,089,456)	$(16,770)	$92,956	$(4,218,550)	$(13,609,090)	$6,161,744	$138,091,324	$144,253,068
Income	$3,606,704	$1,044,242	$7,694,576	$12,345,522	$2,252,603	$(12,189,143)	$(12,716)	$77,083	$(1,007,378)	$(10,879,551)	$1,465,971	$132,145,290	$133,611,261
Bond Index	$118,443	$318,413	$38,984	$475,840	$476,652	$(1,134,721)	$(516)	$4,019	$211,108	$(443,458)	$32,382	$12,934,779	$12,967,161
Limited Maturity Bond	$160,319	$(30,480)	$795,438	$925,277	$829,084	$(3,221,022)	$(2,070)	$12,977	$54,423	$(2,326,608)	$(1,401,331)	$31,447,498	$30,046,167
Money Market	$(255,833)	$—	$—	$(255,833)	$3,390,960	$(6,632,677)	$(3,979)	$8,308	$(3,020,364)	$(6,257,752)	$(6,513,585)	$28,057,479	$21,543,894

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Annuity Account B

Notes to Financial Statements

December 31, 2013

(1) ORGANIZATION

The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 33 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Growth and Income Plus (d)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
Balanced Income Plus (e)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus (j)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Opportunity Income Plus (f)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Technology (n)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (l)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (m)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (g)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (h)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (a, b, c)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income (k)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(b)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(c)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

(d)	Formerly known as Equity Income Plus, name change effective August 16, 2013
(e)	Formerly known as Balanced, name change effective August 16, 2013
(f)	Formerly known as Mortgage Securities, name change effective August 16, 2013
(g)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(h)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(i)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(j)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(k)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(l)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(m)	Formerly Partner Emerging Markets, name change effective July 27, 2012
(n)	Formerly known as Technology, name change effective June 30, 2009

The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

the 2000 IAM mortality table. The assumed interest is 3.5%. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Estimates

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount’s investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES - continued

by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract’s accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.10% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2013, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. Additional details of these net asset based charges can be found in the Fund’s annual report.

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at January 1, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Issued December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Aggressive Allocation	5,592,819	406,202		(737,593)	5,261,428	492,435		(853,309)	4,900,554
Moderately Aggressive Allocation	19,061,795	1,273,264		(2,431,853)	17,903,206	1,600,448		(1,843,143)	17,660,511
Moderate Allocation	26,307,690	2,273,405		(3,342,514)	25,238,581	2,521,732		(2,784,267)	24,976,046
Moderately Conservative Allocation	11,938,245	1,627,050		(1,640,304)	11,924,991	1,154,133		(2,032,510)	11,046,614
Growth and Income Plus	398,080	129,081		(116,264)	410,897	231,117		(79,952)	562,062
Balanced Income Plus	704,297	54,734		(144,910)	614,121	124,054		(104,693)	633,482
Diversified Income Plus	780,078	475,926	75,023	(219,543)	1,111,484	527,073		(239,030)	1,399,527
Opportunity Income Plus	224,933	50,458		(49,347)	226,044	36,034		(70,545)	191,533
Partner Technology	192,733	43,676		(54,443)	181,966	46,168		(48,817)	179,317
Partner Healthcare	186,573	43,958		(40,263)	190,268	125,544		(54,304)	261,508
Natural Resources	450,830	83,254		(98,792)	435,292	68,079		(106,452)	396,919
Partner Emerging Markets Equity	316,832	61,461		(67,865)	310,428	83,967		(50,427)	343,968
Real Estate Securities	573,336	62,208		(114,438)	521,106	49,707		(98,549)	472,264
Partner Small Cap Growth	416,851	26,779		(71,855)	371,775	44,248		(72,568)	343,455
Partner Small Cap Value	327,565	27,395		(74,846)	280,114	41,332		(49,800)	271,646
Small Cap Stock	584,508	23,758		(116,747)	491,519	33,749		(92,560)	432,708
Small Cap Index	514,647	28,343		(98,001)	444,989	80,302		(74,229)	451,062
Mid Cap Growth	6,330,139	378,704	144,596	(1,143,861)	5,709,578	218,757		(824,868)	5,103,467
Partner Mid Cap Value	183,012	16,601		(43,653)	155,960	45,317		(43,723)	157,554
Mid Cap Stock	719,284	33,781		(151,529)	601,536	37,829		(98,280)	541,085
Mid Cap Index	498,254	33,283		(87,748)	443,789	98,831		(86,929)	455,691

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

	Units Outstanding at January 1, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Issued December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Partner Worldwide Allocation	790,752	8,433,066	8,557,628	(9,142,820)	8,638,626	548,024		(1,301,161)	7,885,489
Partner All Cap	999,670	36,071		(180,289)	855,452	44,122		(123,453)	776,121
Large Cap Growth	4,992,814	327,653	55,337	(949,371)	4,426,433	352,568		(786,534)	3,992,467
Partner Growth Stock	752,298	50,940		(137,176)	666,062	43,080		(109,618)	599,524
Large Cap Value	2,996,797	94,373		(524,550)	2,566,620	153,627		(398,978)	2,321,269
Large Cap Stock	1,478,661	63,876		(286,136)	1,256,401	91,024	182,264	(230,232)	1,299,457
Large Cap Index	1,083,213	117,266		(200,007)	1,000,472	192,519		(206,594)	986,397
High Yield	3,289,098	235,810		(535,741)	2,989,167	240,992		(561,883)	2,668,276
Income	3,276,574	313,837	23,628	(598,765)	3,015,274	255,485		(724,337)	2,546,422
Bond Index	849,363	168,482		(198,547)	819,298	106,830		(247,054)	679,074
Limited Maturity Bond	2,417,939	399,339		(574,310)	2,242,968	271,367		(697,882)	1,816,453
Money Market	14,034,084	5,320,797		(8,482,797)	10,872,084	5,769,278		(7,412,572)	9,228,790

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$7,015,909	$11,331,582
Moderately Aggressive Allocation	21,367,002	18,068,609
Moderate Allocation	31,187,519	25,465,586
Moderately Conservative Allocation	12,785,013	21,575,000
Growth and Income Plus	2,451,510	680,157
Balanced Income Plus	2,274,960	1,561,731
Diversified Income Plus	9,227,610	3,104,588
Opportunity Income Plus	478,984	917,193
Partner Technology	542,424	621,051
Partner Healthcare	1,952,983	719,786
Natural Resources	431,859	753,298
Partner Emerging Markets Equity	991,447	536,414
Real Estate Securities	1,074,685	2,373,493
Partner Small Cap Growth	684,614	1,110,855
Partner Small Cap Value	1,089,962	1,252,753
Small Cap Stock	397,953	1,455,726
Small Cap Index	1,750,829	1,225,823
Mid Cap Growth	1,840,874	20,431,976
Partner Mid Cap Value	815,223	671,716
Mid Cap Stock	555,415	1,853,971
Mid Cap Index	2,135,151	1,605,831
Partner Worldwide Allocation	2,979,735	10,090,789
Partner All Cap	470,411	1,604,044
Large Cap Growth	5,262,778	38,226,415
Partner Growth Stock	485,664	1,729,847
Large Cap Value	1,724,202	5,504,691
Large Cap Stock	3,387,426	2,745,005

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Large Cap Index	3,002,392	2,912,859
High Yield	11,993,006	20,147,895
Income	6,983,008	23,712,890
Bond Index	1,734,847	3,430,474
Limited Maturity Bond	2,602,983	8,103,973
Money Market	8,260,737	11,636,202

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2012, except as indicated in Note 1, follows:

Subaccount	2013	2012	2011	2010	2009

Aggressive Allocation
Units	4,900,554	5,261,428	5,592,819	5,892,005	6,240,548
Unit value	$17.08	$13.59	$12.24	$12.89	$11.09
Deathclaim units	—	—	—	—	1,938
Deathclaim unit value	$16.10	$12.79	$11.51	$12.09	$10.39
Net assets	$83,839,593	$71,638,465	$68,774,654	$76,189,552	$69,607,471
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.26%	0.62%	1.30%	1.48%	4.48%
Total return (c)	25.66-25.85%	11.01-11.18%	(4.98)-(4.83)%	16.24-16.42%	29.19-29.39%

Moderately Aggressive Allocation
Units	17,660,511	17,903,206	19,051,270	19,799,786	20,690,133
Unit value	$16.49	$13.74	$12.31	$12.81	$11.22
Deathclaim units	—	—	10,525	8,541	3,267
Deathclaim unit value	$15.75	$13.11	$11.73	$12.19	$10.66
Net assets	$293,601,060	$248,188,430	$236,874,155	$256,285,536	$234,432,849
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.50%	1.18%	1.97%	2.29%	4.85%
Total return (c)	19.97-20.15%	11.62-11.79%	(3.92)-(3.78)%	14.17-14.34%	28.38-28.57%

Moderate Allocation
Units	24,966,116	25,219,046	26,292,774	26,924,988	27,344,277
Unit value	$15.79	$13.87	$12.55	$12.82	$11.40
Deathclaim units	9,930	19,535	14,916	31,440	8,586
Deathclaim unit value	$15.29	$13.41	$12.12	$12.36	$10.97
Net assets	$399,808,115	$354,251,532	$334,295,141	$349,930,579	$315,467,462
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.53%	1.56%	2.22%	2.53%	4.82%
Total return (c)	13.86-14.03%	10.50-10.66%	(2.11)-(1.96)%	12.44-12.61%	25.50-25.69%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Moderately Conservative Allocation
Units	11,032,773	11,913,245	11,932,130	11,645,500	11,398,646
Unit value	$14.65	$13.58	$12.53	$12.65	$11.48
Deathclaim units	13,841	11,746	6,115	17,077	5,279
Deathclaim unit value	$14.34	$13.28	$12.23	$12.33	$11.17
Net assets	$163,871,025	$164,180,586	$151,710,560	$149,861,247	$132,693,130
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.51%	1.60%	2.17%	2.44%	4.15%
Total return (c)	7.83-7.99%	8.39-8.55%	(0.90)-(0.75)%	10.19-10.36%	21.19-21.37%

Growth and Income Plus
Units	561,597	410,897	398,080	222,617	80,555
Unit value	$12.01	$10.01	$8.95	$9.27	$8.07
Deathclaim units	465	—	—	—	—
Deathclaim unit value	$12.11	$10.08	$9.00	$9.31	$8.09
Net assets	$6,791,546	$4,158,494	$3,592,895	$2,064,270	$649,760
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.94%	1.55%	0.28%	2.88%	1.97%
Total return (c)	19.91-20.09%	11.92-12.09%	(3.52)-(3.37)%	15.40-15.57%	15.40-15.57%

Balanced Income Plus
Units	629,125	613,858	701,850	786,946	899,368
Unit value	$17.87	$15.32	$13.78	$13.37	$11.93
Deathclaim units	4,357	263	2,447	153	198
Deathclaim unit value	$15.80	$13.53	$12.15	$11.77	$10.49
Net assets	$11,719,001	$9,790,236	$10,017,997	$10,822,982	$10,991,848
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.78%	2.16%	2.21%	2.58%	4.41%
Total return (c)	16.66-16.83%	11.19-11.35%	3.04-3.20%	12.06-12.22%	20.43-20.61%

Diversified Income Plus
Units	1,390,841	1,111,336	774,223	757,674	740,102
Unit value	$21.39	$19.45	$17.18	$16.98	$14.81
Deathclaim units	8,686	148	5,855	2,753	499
Deathclaim unit value	$16.38	$14.88	$13.12	$12.94	$11.28
Net assets	$30,576,220	$22,311,765	$13,901,719	$13,422,506	$11,415,895
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.45%	3.42%	5.09%	4.94%	7.81%
Total return (c)	9.96-10.12%	13.23-13.40%	1.20-1.35%	14.58-14.75%	31.61-31.81%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Opportunity Income Plus
Units	191,533	226,044	224,933	239,978	261,844
Unit value	$13.91	$14.26	$13.60	$13.16	$11.87
Deathclaim units	—	—	—	—	206
Deathclaim unit value	$13.47	$13.79	$13.13	$12.68	$11.42
Net assets	$2,754,815	$3,327,073	$3,155,892	$3,262,215	$3,205,044
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.51%	1.56%	2.88%	3.42%	3.56%
Total return (c)	(2.47)-(2.32)%	4.83-4.99%	3.38-3.54%	10.87-11.03%	11.79-11.95%

Partner Technology
Units	179,317	181,940	191,802	205,256	221,036
Unit value	$16.70	$13.09	$10.93	$12.68	$10.26
Deathclaim units	—	26	931	25	—
Deathclaim unit value	$15.42	$12.07	$10.06	$11.65	$9.41
Net assets	$3,059,864	$2,437,655	$2,154,201	$2,663,620	$2,315,293
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	27.60-27.79%	19.75-19.93%	(13.78)-(13.65)%	23.63-23.82%	54.87-55.10%

Partner Healthcare
Units	261,508	190,268	186,573	197,200	176,585
Unit value	$17.62	$13.59	$11.38	$11.96	$10.88
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$17.77	$13.68	$11.45	$12.01	$10.91
Net assets	$4,620,875	$2,587,850	$2,131,459	$2,367,633	$1,929,375
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.35%	0.26%	0.00%	0.15%	0.01%
Total return (c)	29.66-29.85%	19.35-19.53%	(4.84)-(4.70)%	9.92-10.08%	22.48-22.66%

Natural Resources
Units	396,919	435,292	450,770	390,534	385,979
Unit value	$8.32	$7.68	$8.02	$9.30	$8.09
Deathclaim units	—	—	60	—	—
Deathclaim unit value	$8.40	$7.74	$8.07	$9.34	$8.11
Net assets	$3,329,844	$3,370,528	$3,646,382	$3,672,157	$3,133,726
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.67%	0.24%	0.07%	0.08%	0.00%
Total return (c)	8.35-8.52%	(4.22)-(4.07)%	(13.79)-(13.66)%	15.06-15.23%	42.15-42.36%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Emerging Markets Equity
Units	343,968	491,519	316,832	326,923	224,227
Unit value	$12.27	$13.39	$10.75	$12.19	$9.68
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$12.38	$13.49	$10.81	$12.24	$9.70
Net assets	$4,260,873	$7,456,215	$3,429,654	$4,006,320	$2,169,611
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.04%	0.00%	1.09%	0.00%	0.89%
Total return (c)	(8.36)-(8.22)%	(8.36)-(8.22)%	(11.80)-(11.67)%	25.94-26.13%	72.79-73.05%

Real Estate Securities
Units	471,556	519,007	570,798	678,109	797,140
Unit value	$26.69	$26.41	$22.72	$21.11	$16.73
Deathclaim units	708	2,099	2,538	3,216	2,803
Deathclaim unit value	$14.81	$14.63	$12.56	$11.65	$9.22
Net assets	$13,014,340	$14,189,194	$13,434,208	$14,818,284	$13,735,447
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.43%	3.67%	0.00%	2.75%	4.07%
Total return (c)	1.06-1.22%	16.25-16.42%	7.64-7.80%	26.17-26.36%	27.67-27.86%

Partner Small Cap Growth
Units	343,417	371,543	416,741	476,307	532,459
Unit value	$20.55	$14.67	$13.28	$13.97	$10.96
Deathclaim units	38	232	110	38	62
Deathclaim unit value	$17.79	$12.68	$11.46	$12.03	$9.43
Net assets	$7,146,678	$5,524,538	$5,616,506	$6,750,158	$5,920,178
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.09%
Total return (c)	40.09-40.30%	10.46-10.63%	(4.90)-(4.75)%	27.46-27.65%	33.28-33.48%

Partner Small Cap Value
Units	271,453	280,004	326,884	390,642	422,687
Unit value	$34.89	$25.80	$22.81	$23.53	$19.27
Deathclaim units	193	110	681	601	711
Deathclaim unit value	$20.71	$15.28	$13.49	$13.90	$11.36
Net assets	$9,622,112	$7,349,707	$7,609,376	$9,371,259	$8,317,238
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.86%	0.66%	0.22%	0.98%	0.83%
Total return (c)	35.27-35.47%	13.11-13.28%	(3.06)-(2.91)%	22.11-22.29%	28.81-29.01%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Small Cap Stock
Units	432,708	491,519	584,303	732,233	892,228
Unit value	$19.99	$14.87	$13.74	$14.68	$11.86
Deathclaim units	—	—	205	519	1,369
Deathclaim unit value	$15.47	$11.49	$10.60	$11.30	$9.12
Net assets	$8,825,083	$7,456,215	$8,179,882	$10,931,484	$10,747,351
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.36%	0.00%	0.00%	0.04%	0.93%
Total return (c)	34.41-34.62%	8.22-8.38%	(6.35)-(6.21)%	23.72-23.91%	19.07-19.25%

Small Cap Index
Units	448,341	444,682	511,568	607,516	694,417
Unit value	$25.15	$18.06	$15.75	$15.83	$12.72
Deathclaim units	2,721	307	3,079	711	750
Deathclaim unit value	$19.52	$14.00	$12.19	$12.24	$9.81
Net assets	$11,577,830	$8,230,431	$8,280,132	$9,833,899	$8,981,467
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.20%	0.67%	0.85%	0.83%	1.98%
Total return (c)	39.29-39.50%	14.67-14.85%	(0.56)-(0.41)%	24.50-24.69%	23.92-24.11%

Mid Cap Growth
Units	5,090,977	5,706,223	6,318,340	7,174,742	8,150,367
Unit value	$32.86	$25.47	$22.95	$24.53	$19.21
Deathclaim units	12,490	3,355	11,799	12,123	5,216
Deathclaim unit value	$20.27	$15.69	$14.11	$15.06	$11.78
Net assets	$171,223,241	$148,613,159	$148,406,453	$180,074,682	$159,930,642
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.34%	0.23%	0.32%	0.25%	0.02%
Total return (c)	29.02-29.21%	10.99-11.16%	(6.47)-(6.33)%	27.70-27.89%	49.29-49.52%

Partner Mid Cap Value
Units	157,554	155,960	182,959	220,045	238,136
Unit value	$19.74	$15.04	$12.86	$13.88	$11.25
Deathclaim units	—	—	53	—	—
Deathclaim unit value	$18.30	$13.92	$11.88	$12.80	$10.36
Net assets	$3,163,151	$2,384,582	$2,389,282	$3,096,264	$2,713,671
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.00%	0.84%	0.22%	0.82%	1.02%
Total return (c)	31.29-31.48%	16.97-17.15%	(7.35)-(7.22)%	23.36-23.55%	30.88-31.08%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Mid Cap Stock
Units	541,085	601,303	717,411	841,104	1,012,336
Unit value	$23.26	$17.35	$15.35	$16.56	$13.33
Deathclaim units	—	233	1,873	69	995
Deathclaim unit value	$17.70	$13.19	$11.65	$12.55	$10.09
Net assets	$12,910,326	$10,708,917	$11,321,445	$14,270,990	$13,785,827
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.37%	0.25%	0.05%	0.45%	0.58%
Total return (c)	34.02-34.22%	13.03-13.20%	(7.30)-(7.16)%	24.21-24.40%	37.58-37.78%

Mid Cap Index
Units	455,604	443,621	497,542	608,494	694,655
Unit value	$24.57	$18.69	$16.10	$16.65	$13.37
Deathclaim units	87	168	712	661	807
Deathclaim unit value	$19.44	$14.76	$12.70	$13.11	$10.51
Net assets	$11,442,363	$8,496,606	$8,215,335	$10,364,662	$9,494,677
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.87%	0.76%	0.80%	1.04%	1.92%
Total return (c)	31.47-31.67%	16.08-16.26%	(3.30)-(3.16)%	24.53-24.72%	35.20-35.40%

Partner Worldwide Allocation
Units	7,879,566	8,634,727	790,685	825,933	711,887
Unit value	$10.37	$9.01	$7.68	$8.83	$7.87
Deathclaim units	5,923	3,899	67	492	—
Deathclaim unit value	$10.45	$9.07	$7.72	$8.87	$7.89
Net assets	$83,339,410	$79,412,887	$6,077,873	$7,319,759	$5,623,186
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.03%	2.98%	1.97%	1.48%	1.98%
Total return (c)	15.04-15.21%	17.35-17.53%	(13.08)-(12.95)%	12.19-12.36%	30.23-30.42%

Partner All Cap
Units	775,820	855,385	999,603	1,151,829	1,382,235
Unit value	$15.91	$12.11	$10.67	$11.33	$9.85
Deathclaim units	301	67	67	429	253
Deathclaim unit value	$17.08	$12.98	$11.42	$12.11	$10.51
Net assets	$12,586,632	$10,559,444	$10,875,080	$13,320,965	$13,847,122
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.75%	0.45%	0.63%	0.72%	1.35%
Total return (c)	31.40-31.60%	13.47-13.65%	(5.86)-(5.72)%	15.07-15.24%	27.08-27.27%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Large Cap Growth
Units	3,959,140	4,416,000	4,967,530	5,705,247	6,606,397
Unit value	$82.71	$61.42	$52.11	$55.62	$50.79
Deathclaim units	33,327	10,433	25,284	31,494	16,400
Deathclaim unit value	$16.85	$12.49	$10.58	$11.28	$10.28
Net assets	$337,086,809	$279,108,805	$266,581,427	$326,752,002	$344,506,208
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.63%	1.12%	0.54%	0.57%	0.75%
Total return (c)	34.65-34.85%	17.86-18.04%	(6.31)-(6.17)%	9.52-9.68%	39.85-40.06%

Partner Growth Stock
Units	599,508	665,503	752,104	896,839	1,071,389
Unit value	$20.30	$14.78	$12.60	$12.93	$11.21
Deathclaim units	16	559	194	410	2,434
Deathclaim unit value	$18.93	$13.76	$11.71	$12.00	$10.39
Net assets	$12,336,740	$9,985,124	$9,610,053	$11,771,193	$12,205,926
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.03%	0.00%	0.00%	0.02%	0.31%
Total return (c)	37.33-37.53%	17.35-17.53%	(2.56)-(2.41)%	15.35-15.52%	41.60-41.82%

Large Cap Value
Units	2,320,685	2,566,040	2,995,213	3,563,311	4,126,368
Unit value	$17.78	$13.64	$11.73	$12.24	$10.99
Deathclaim units	584	580	1,584	1,852	2,848
Deathclaim unit value	$16.28	$12.47	$10.70	$11.15	$10.00
Net assets	$42,197,313	$35,802,852	$35,941,544	$44,628,991	$46,316,560
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.49%	1.72%	0.02%	1.31%	1.79%
Total return (c)	30.38-30.58%	16.28-16.45%	(4.14)-(4.00)%	11.38-11.55%	19.78-19.96%

Large Cap Stock
Units	1,299,457	1,256,401	1,477,389	1,721,827	2,093,036
Unit value	$15.04	$11.73	$10.32	$10.94	$9.98
Deathclaim units	—	—	1,272	1,718	2,671
Deathclaim unit value	$14.53	$11.32	$9.94	$10.52	$9.58
Net assets	$19,936,535	$15,074,558	$15,609,617	$19,277,002	$21,326,932
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.09%	1.03%	0.01%	0.70%	0.94%
Total return (c)	28.18-28.38%	13.64-13.81%	(5.62)-(5.48)%	9.61-9.77%	26.19-26.38%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Large Cap Index
Units	986,397	999,916	1,080,613	1,248,056	1,513,764
Unit value	$18.46	$14.16	$12.39	$12.32	$10.86
Deathclaim units	—	556	2,600	654	674
Deathclaim unit value	$16.51	$12.65	$11.05	$10.97	$9.66
Net assets	$18,556,196	$14,443,721	$13,692,976	$15,681,974	$16,725,287
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.62%	1.68%	1.65%	1.88%	3.08%
Total return (c)	30.36-30.56%	14.27-14.44%	.60-.75%	13.38-13.55%	24.82-25.01%

High Yield
Units	2,663,005	2,983,757	3,280,186	3,769,174	4,357,429
Unit value	$49.28	$46.61	$40.52	$39.13	$34.53
Deathclaim units	5,271	5,410	8,912	19,639	22,330
Deathclaim unit value	$18.02	$17.01	$14.77	$14.24	$12.55
Net assets	$135,986,972	$144,253,068	$138,091,324	$153,201,129	$155,866,966
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	6.29%	7.10%	7.74%	8.20%	9.13%
Total return (c)	5.74-5.90%	15.03-15.20%	3.56-3.71%	13.32-13.49%	41.92-42.13%

Income
Units	2,532,432	3,006,352	3,256,335	3,783,643	4,358,592
Unit value	$42.37	$42.87	$39.05	$37.27	$33.78
Deathclaim units	13,990	8,922	20,239	11,567	6,696
Deathclaim unit value	$14.47	$14.62	$13.30	$12.67	$11.47
Net assets	$111,446,233	$133,611,261	$132,145,290	$146,149,090	$152,104,524
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	3.76%	3.83%	4.49%	5.04%	5.77%
Total return (c)	(1.16)-(1.01)%	9.77-9.94%	4.79-4.95%	10.33-10.50%	19.97-20.15%

Bond Index
Units	679,074	818,510	847,305	865,484	932,246
Unit value	$14.94	$15.49	$14.92	$13.94	$12.90
Deathclaim units	—	788	2,058	—	2,051
Deathclaim unit value	$13.34	$13.81	$13.29	$12.39	$11.45
Net assets	$10,386,186	$12,967,161	$12,934,779	$12,338,466	$12,323,884
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.94%	2.03%	2.81%	3.12%	3.99%
Total return (c)	(3.53)-(3.39)%	3.80-3.96%	7.03-7.19%	8.04-8.20%	7.29-7.45%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Limited Maturity Bond
Units	1,816,453	2,234,123	2,415,818	2,839,763	3,029,746
Unit value	$12.90	$12.98	$12.58	$12.61	$12.11
Deathclaim units	—	8,845	2,121	2,740	1,885
Deathclaim unit value	$12.00	$12.06	$11.67	$11.68	$11.20
Net assets	$24,215,821	$30,046,167	$31,447,498	$36,985,261	$37,823,844
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.51%	1.65%	2.24%	3.25%	4.14%
Total return (c)	(0.64)-(0.50)%	3.17-3.33%	(0.20)-(0.05)%	4.10-4.26%	12.79-12.96%

Money Market
Units	9,205,772	10,839,676	13,986,434	17,147,711	24,886,504
Unit value	$1.92	$1.94	$1.96	$1.98	$2.00
Deathclaim units	23,018	32,408	47,650	67,893	60,453
Deathclaim unit value	$1.06	$1.07	$1.08	$1.09	$1.10
Net assets	$18,129,696	$21,543,894	$28,057,479	$34,779,263	$50,901,198
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.50%
Total return (c)	(1.09)-(0.95)%	(1.10)-(0.95)%	(1.09)-(0.94)%	(1.09)-(0.95)%	(0.67)-(0.52)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

(7) SUBACCOUNT MERGERS

A Special Meeting of Contractholders of the Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth and Thrivent Partner All Cap Value Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 2, 2013, and the Contractholders of each voted in favor of merging the Portfolios listed below effective August 16, 2013.

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner All Cap Growth	→ Thrivent Large Cap Stock Portfolio
Merger 2	Thrivent Partner All Cap Value	→ Thrivent Large Cap Stock Portfolio
Merger 3	Thrivent Partner Socially Responsible Stock	→ Thrivent Large Cap Stock Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of August 16, 2013	Shares as of August 16, 2013
Target Portfolio (Merger 1)	$1,076,374	96,648
Target Portfolio (Merger 2)	$790,256	78,728
Target Portfolio (Merger 3)	$627,683	47,083
Acquiring Portfolio	$16,235,261	1,518,123

After Acquisition	$18,729,574	1,740,582

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 15, 2013.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner All Cap Growth	$(232,426)	$(8,010)	$384,238
Thrivent Partner All Cap Value	$(94,238)	$9,388	$180,864
Thrivent Partner Socially Responsible Stock	$(79,437)	$(1,613)	$148,562

Assuming the acquisition had been completed on January 1, 2013 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2013, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$3,378,827	$(2,729)	$1,160,632

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 16, 2013.

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$2,049,540	$(37,017)	$275,652

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner International Stock Portfolio	→ Thrivent Partner Worldwide Allocation Portfolio
Merger 2	Thrivent Mid Cap Growth Portfolio II	→ Thrivent Mid Cap Growth Portfolio
Merger 3	Thrivent Large Cap Growth Portfolio II	→ Thrivent Large Cap Growth Portfolio
Merger 4	Thrivent Partner Socially Responsible Bond Portfolio	→ Thrivent Income Portfolio
Merger 5	Thrivent Partner Utilities Portfolio	→ Thrivent Diversified Income Plus Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of July 26, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	$6,219,885	$144,268,673	$273,312,981	$132,914,761	$16,907,187
Target Portfolio	$68,055,047	$3,453,919	$2,940,318	$949,918	$1,400,844
After Acquisition	$74,274,932	$147,722,592	$276,253,300	$133,864,679	$18,308,031

	Shares as of July 26, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	807,484	7,881,295	15,436,092	12,509,507	2,448,897
Target Portfolio	7,633,769	428,218	642,917	88,552	153,951
After Acquisition	8,441,252	8,309,512	16,079,009	12,598,059	2,602,848

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 26, 2012.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner International Stock Portfolio	$23,305,002	$2,919,419	$(23,795,797)
Thrivent Mid Cap Growth Portfolio II	$3,080	$(23,248)	$250,108
Thrivent Large Cap Growth Portfolio II	$1,071,016	$39,495	$(801,165)
Thrivent Partner Socially Responsible Bond Portfolio	$(22,634)	$4,752	$57,740
Thrivent Partner Utilities Portfolio	$(64,159)	$24,250	$152,798

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$30,755,311	$3,609,178	$(23,265,494)
Thrivent Mid Cap Growth Portfolio	$11,995,244	$(1,365,914)	$5,622,160
Thrivent Large Cap Growth Portfolio	$50,165,260	$86,482	$(3,819,683)
Thrivent Income Portfolio	$7,671,943	$3,611,456	$1,101,981
Thrivent Diversified Income Plus Portfolio	$1,502,242	$431,692	$218,631

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 27, 2012.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

PART A:  None

PART B:  Financial Statements of Depositor. (*)

         Financial Statements of Thrivent Variable Annuity Account B. (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registrant”)	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
2	Not Applicable
3(a)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 20, 2006
(b)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 18, 2011
4(a)	Form of Contract	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(c )	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(e)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010

5	Contract Application Form	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
6	Articles of Incorporation and Bylaws of Depositor	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
7	Not Applicable
8	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP	Filed herewith
11	Not Applicable
12	Not Applicable
13(a)	Power of Attorney forms for: F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, Adrian M. Tocklin	Post-Effective Amendment No. 7 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 22, 2008

(b)	Power of Attorney form for Frederick G. Kraegel	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 20, 2009
(c)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 11 to the registration statement of Thrivent Variable Annuity, Account B, Registration Statement No. 333-76154, filed on April 23, 2012
(e)	Power of Attorney form for Kenneth A. Carow	Post-Effective Amendment No. 12 to the registration statement of Thrivent Variable Annuity, Account B, Registration Statement No. 333-76154, filed on April 23, 2013
(f)	Power of Attorney form for N. Cornell Boggs, III	Filed herewith

(*) Filed Herewith

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III Dow Corning Corporation 2200 W. Salzburg Road Midland, MI 48686	Director
Kenneth A. Carow Kelley School of BusinessBS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Frank H. Moeller Enovate Enterprises 8701 North Mopac Expressway, Suite 105 Austin, Texas 78759	Chair of the Board of Directors
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19524	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director

Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial
Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Mission Advancement
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services and Chief Marketing Officer
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration
James M. Odland	Vice President and Chief Compliance Officer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VII Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VII Fund of Funds, L.P. [3]	Private equity fund	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Financial Holdings, Inc. and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Financial Holdings, Inc. and TLIC own respectively 80% and 20% of TAM’s membership interests.
[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 27.	Number of Contract Owners

There were 40,032qualified contracts and 13,031non-qualified contracts as of March 31, 2014.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) Other activity.  Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management.   The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
James A. Thomsen	Director and Senior Vice President
Randall L. Boushek	Director
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President
Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President
Michael J. Haglin	Vice President
Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
Nikki L. Sorum	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President

Carolyn A. Tuohy	Chief Legal Officer and Secretary
Andrea C. Golis	Chief Compliance Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director, Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance, CFO and Treasurer
Cynthia J. Nigbur	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Director, Service Operations

(c)	Compensation from Registrant. Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial for Lutherans.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on the 24th day of April, 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT B
(Registrant)

By	THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of April, 2014.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Randall L. Boushek	(Principal Financial Officer)

A Majority of the Board of Directors:*

N. Cornell Boggs, III	Kenneth A. Carow	F. Mark Kuhlmann
Alice M. Richter	James H. Scott	Kirk D. Farney
Bradford L. Hewitt	Mark A. Jeske	Frank H. Moeller
Allan R. Spies	Frederick G. Kraegel	Bonnie E. Raquet
Adrian M. Tocklin

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland	April 24, 2014
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT B

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.

EXHIBIT NO.

EX 99.24(b)9	Opinion and Consent of Counsel
EX 99.24(b)10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
EX 99.24(b)13(f)	Power of Attorney form – N. Cornell Boggs, III